UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.17

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 15, 2017

This report provides management’s discussion of fund performance for AB High Income Fund for the semi-annual reporting period ended April 30, 2017.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB HIGH INCOME FUND[1]
Class A Shares	6.43%	13.08%
Class B Shares[2]	6.08%	12.21%
Class C Shares	6.08%	12.21%
Advisor Class Shares[3]	6.55%	13.35%
Class R Shares[3]	6.35%	12.64%
Class K Shares[3]	6.39%	13.03%
Class I Shares[3]	6.57%	13.38%
Class Z Shares[3]	6.58%	13.41%
Primary benchmark:[4] Bloomberg Barclays Global High Yield Index (USD hedged)	5.23%	12.94%
Blended benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	3.54%	9.21%
JPM EMBI Global	2.65%	8.51%
JPM GBI-EM	2.50%	5.48%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.30%	13.29%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended April 30, 2017, by 0.01% and 0.01%, respectively. Also includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2017, by 0.00% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	The Fund’s broad-based index used for comparison purposes has changed from the JPM EMBI Global to the Bloomberg Barclays Global High Yield Index (USD hedged) because the new index more closely reflects the Fund’s investments.

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INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary broad-based benchmark, the Bloomberg Barclays Global High Yield Index (US dollar hedged), which tracks the performance of non-investment grade fixed-income securities in the US and developed and emerging markets. It also shows the performance of its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2017. Individual performance for each of these indices is also included for both time periods.

During the six-month period, all share classes of the Fund outperformed the primary benchmark, before sales charges. Currency selection contributed most to performance, relative to the benchmark. Gains from overweight positions in the Russian ruble, Brazilian real, Argentine peso, Indian rupee and Colombian peso more than offset losses from an underweight in the offshore Chinese renminbi. Country allocation (a result of bottom-up security analysis combined with fundamental research) bolstered returns further, primarily because of overweights to Brazil and Canada and an underweight in the eurozone. Security selection also contributed to performance. Gains from selections within the energy, sovereigns and banking sectors outweighed losses from selections in transportation services and retailers. Yield-curve positioning contributed as well, particularly the Fund’s positioning along the intermediate portion of the US yield curve. Industry allocation detracted, primarily because of an exposure to Treasuries. The Fund’s exposure to collateralized mortgage obligations offset some of these losses.

During the 12-month period, all share classes except Class B, C and R shares outperformed the primary benchmark, before sales charges. Country allocation contributed most to relative performance on the back of gains from an underweight in the eurozone and exposures to Brazil and Canada. Security selection added to returns, as selections within the energy, basics, technology and sovereigns sectors contributed, outweighing losses from selections in transportation services and consumer non-cyclicals. Currency selection was similarly positive, helped most by overweights in the Brazilian real, Russian ruble and Argentine peso. Overweight positions in the Mexican peso and Swedish krona took back some of these gains. Industry allocation detracted, as negative returns from an exposure to Treasuries and underweight in energy more than offset positive returns from an exposure to collateralized mortgage obligations and an underweight in consumer non-cyclicals. Yield-curve positioning did not have a significant impact on overall returns in the period.

abfunds.com	AB HIGH INCOME FUND | 3

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposures as well as to hedge investment grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

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INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

abfunds.com	AB HIGH INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, developed and emerging markets. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment

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DISCLOSURES AND RISKS (continued)

obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH INCOME FUND | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			5.10%
1 Year	13.08%	8.30%
5 Years	7.08%	6.16%
10 Years	8.27%	7.80%
CLASS B SHARES			4.50%
1 Year	12.21%	9.21%
5 Years	6.24%	6.24%
10 Years[2]	7.78%	7.78%
CLASS C SHARES			4.52%
1 Year	12.21%	11.21%
5 Years	6.27%	6.27%
10 Years	7.42%	7.42%
ADVISOR CLASS SHARES[3]			5.57%
1 Year	13.35%	13.35%
5 Years	7.36%	7.36%
Since Inception[4]	8.91%	8.91%
CLASS R SHARES[3]			4.90%
1 Year	12.64%	12.64%
5 Years	6.70%	6.70%
Since Inception[4]	8.28%	8.28%
CLASS K SHARES[3]			5.21%
1 Year	13.03%	13.03%
5 Years	7.05%	7.05%
Since Inception[4]	8.62%	8.62%
CLASS I SHARES[3]			5.61%
1 Year	13.38%	13.38%
5 Years	7.41%	7.41%
Since Inception[4]	8.95%	8.95%
CLASS Z SHARES[3]			5.63%
1 Year	13.41%	13.41%
Since Inception[4]	6.22%	6.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.86%, 1.63%, 1.58%, 0.58%, 1.22%, 0.85%, 0.53% and 0.51% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expenses to 0.85% for Class A shares. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

abfunds.com	AB HIGH INCOME FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	10.39%
5 Years	6.05%
10 Years	7.81%
CLASS B SHARES
1 Year	11.36%
5 Years	6.16%
10 Years[1]	7.78%
CLASS C SHARES
1 Year	13.35%
5 Years	6.16%
10 Years	7.43%
ADVISOR CLASS SHARES[2]
1 Year	15.53%
5 Years	7.28%
Since Inception[3]	8.84%
CLASS R SHARES[2]
1 Year	14.81%
5 Years	6.60%
Since Inception[3]	8.21%
CLASS K SHARES[2]
1 Year	15.22%
5 Years	6.97%
Since Inception[3]	8.55%
CLASS I SHARES[2]
1 Year	15.57%
5 Years	7.33%
Since Inception[3]	8.88%
CLASS Z SHARES[2]
1 Year	15.59%
Since Inception[3]	5.97%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,064.30	$4.09	0.80%	$4.09	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%	$4.01	0.80%
Class B
Actual	$1,000	$1,060.80	$8.07	1.58%	$8.07	1.58%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%	$7.90	1.58%
Class C
Actual	$1,000	$1,060.80	$7.87	1.54%	$7.92	1.55%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%	$7.75	1.55%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,065.50	$2.82	0.55%	$2.82	0.55%
Hypothetical**	$1,000	$1,022.07	$2.76	0.55%	$2.76	0.55%
Class R
Actual	$1,000	$1,063.50	$6.09	1.19%	$6.14	1.20%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%	$6.01	1.20%
Class K
Actual	$1,000	$1,063.90	$4.45	0.87%	$4.45	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%	$4.36	0.87%
Class I
Actual	$1,000	$1,065.70	$2.66	0.52%	$2.71	0.53%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%	$2.66	0.53%
Class Z
Actual	$1,000	$1,065.80	$2.51	0.49%	$2.51	0.49%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%	$2.46	0.49%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8,149.1

1	All data are as of April 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.5% or less in the following security types: Asset-Backed Securities, Collateralized Loan Obligations, Governments–Sovereign Bonds, Local Governments–US Municipal Bonds, Local Governments–Regional Bonds, Options Purchased–Calls, Options Purchased–Puts, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

April 30, 2017 (unaudited)

1	All data are as of April 30, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries or regions: Angola, Australia, Bahamas, Bahrain, Barbados, Bermuda, Cameroon, Cayman Islands, Chile, Croatia, Ecuador, Egypt, El Salvador, Ethiopia, Eurozone, Gabon, Germany, Guatemala, Honduras, India, Iraq, Ireland, Israel, Italy, Ivory Coast, Jamaica, Japan, Jordan, Kazakhstan, Kenya, Lebanon, Macau, Mongolia, Netherlands, New Zealand, Nigeria, Norway, Pakistan, Peru, Portugal, Romania, Russia, Serbia, Spain, Sri Lanka, Switzerland, Trinidad & Tobago, Ukraine, Venezuela and Zambia.

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 33.8%
Industrial – 28.1%
Basic – 3.1%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	3,745	$3,904,649
Aleris International, Inc. 7.875%, 11/01/20		4,671	4,629,699
Anglo American Capital PLC 4.125%, 4/15/21(a)		780	799,640
4.75%, 4/10/27(a)		4,031	4,153,417
4.875%, 5/14/25(a)		1,287	1,341,575
ArcelorMittal 7.50%, 3/01/41		6,623	7,447,431
7.75%, 10/15/39		11,307	12,938,137
Ashland LLC 4.75%, 8/15/22		1,800	1,875,121
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		2,893	2,996,312
Berry Plastics Corp. 5.50%, 5/15/22		1,590	1,659,650
CF Industries, Inc. 4.95%, 6/01/43		3,911	3,255,395
5.375%, 3/15/44		3,218	2,793,897
6.875%, 5/01/18		1,100	1,145,964
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,294,538
Constellium NV 5.75%, 5/15/24(a)		9,890	9,222,554
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(c)(d)		2,924	2,923,775
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		1,371	1,417,796
7.25%, 5/15/22-4/01/23(a)		9,687	9,956,920
Freeport-McMoRan, Inc. 5.40%, 11/14/34		3,333	2,967,333
5.45%, 3/15/43		8,300	7,070,280
6.125%, 6/15/19(a)		1,298	1,318,553
6.50%, 11/15/20(a)		3,362	3,446,440
6.625%, 5/01/21(a)		649	663,249
6.75%, 2/01/22(a)		1,566	1,638,943
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375%, 12/15/23(a)		7,199	7,670,103
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	5,160	5,839,375

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	U.S.$	20,167	$22,755,051
Lecta SA 6.50%, 8/01/23(a)	EUR	1,106	1,266,711
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	2,459	2,605,193
7.875%, 11/01/22(a)		4,001	4,392,226
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(f)(g)		16,121	1,612
Momentive Performance Materials, Inc. 3.88%, 10/24/21		22,931	22,818,661
8.875%, 10/15/20(b)(f)(h)		22,931	– 0	–
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		2,349	2,401,329
Novelis Corp. 5.875%, 9/30/26(a)		8,210	8,428,386
6.25%, 8/15/24(a)		2,634	2,770,209
Pactiv LLC 7.95%, 12/15/25		6,261	6,915,581
Peabody Energy Corp. 6.00%, 11/15/18		28,941	– 0	–
6.00%, 3/31/22(a)		1,509	1,538,137
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		2,949	3,033,262
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		4,552	4,732,064
Sealed Air Corp. 6.875%, 7/15/33(a)		14,904	16,200,872
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	3,835	4,475,231
Smurfit Kappa Acquisitions Unltd Co. 4.875%, 9/15/18(a)	U.S.$	4,234	4,348,974
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,270,305
SPCM SA 4.875%, 9/15/25(a)		8,220	8,319,840
Steel Dynamics, Inc. 5.125%, 10/01/21		1,007	1,040,114
6.375%, 8/15/22		3,790	3,941,793
Teck Resources Ltd. 5.40%, 2/01/43		8,166	7,906,681
6.125%, 10/01/35		5,000	5,278,440
6.25%, 7/15/41		1,323	1,404,178

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States Steel Corp. 8.375%, 7/01/21(a)	U.S.$	5,453	$6,003,022
Valvoline, Inc. 5.50%, 7/15/24(a)		1,738	1,844,426

			252,063,044

Capital Goods – 1.4%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	3,292,206
Apex Tool Group LLC 7.00%, 2/01/21(a)		7,737	7,179,371
ARD Finance SA 6.625% (6.62% Cash or 7.375% PIK), 9/15/23(a)(d)	EUR	10,431	11,811,920
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)		9,883	11,828,909
B456 Systems, Inc. 3.75%, 4/15/16(c)(f)(i)	U.S.$	3,985	239,100
Bombardier, Inc. 7.50%, 3/15/25(a)		5,805	6,042,802
7.75%, 3/15/20(a)		2,558	2,770,368
8.75%, 12/01/21(a)		7,024	7,810,709
BWAY Holding Co. 5.50%, 4/15/24(a)		7,810	7,895,223
Clean Harbors, Inc. 5.125%, 6/01/21		3,417	3,497,898
5.25%, 8/01/20		800	815,178
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		6,119	6,364,494
EnPro Industries, Inc. 5.875%, 9/15/22		5,800	6,086,253
Gardner Denver, Inc. 6.875%, 8/15/21(a)		3,462	3,593,650
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	710	793,058
6.00%, 7/15/22(a)	U.S.$	7,870	7,924,547
GFL Environmental, Inc. 7.875%, 4/01/20(a)		1,770	1,836,729
9.875%, 2/01/21(a)		6,191	6,691,542
KLX, Inc. 5.875%, 12/01/22(a)		5,387	5,654,621
Liberty Tire Recycling LLC 11.00%, 3/31/21(d)(e)		2,416	1,380,422
Textron Financial Corp. 2.774% (LIBOR 3 Month + 1.74%), 2/15/42(a)(j)		125	99,902

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TransDigm, Inc. 6.375%, 6/15/26	U.S.$	9,896	$9,984,559
6.50%, 7/15/24		3,170	3,263,775

			116,857,236

Communications - Media – 3.4%
Altice Financing SA 6.625%, 2/15/23(a)		13,760	14,561,754
7.50%, 5/15/26(a)		11,970	12,928,797
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	6,390	7,359,457
CCO Holdings LLC/CCO Holdings Capital Corp. 5.375%, 5/01/25(a)	U.S.$	732	763,177
5.75%, 1/15/24		500	526,359
5.875%, 5/01/27(a)		2,868	3,040,046
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.75%, 7/15/25(a)		5,014	5,578,075
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		2,230	2,277,945
Series B 6.50%, 11/15/22		6,270	6,498,767
CSC Holdings LLC 10.125%, 1/15/23(a)		3,053	3,537,664
DISH DBS Corp. 5.875%, 11/15/24		5,603	5,874,947
6.75%, 6/01/21		1,500	1,633,018
7.75%, 7/01/26		2,915	3,412,774
7.875%, 9/01/19		520	577,065
Gray Television, Inc. 5.125%, 10/15/24(a)		7,217	7,250,256
iHeartCommunications, Inc. 6.875%, 6/15/18		10,579	7,202,226
9.00%, 12/15/19-3/01/21		15,846	12,433,806
10.625%, 3/15/23		1,507	1,139,521
11.25%, 3/01/21(a)		2,444	1,886,348
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(d)		1,386	401,858
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	3,158	3,901,404
Liberty Interactive LLC 3.75%, 2/15/30(i)	U.S.$	2,233	1,356,659
McClatchy Co. (The) 9.00%, 12/15/22(k)		5,524	5,769,614

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)(k)	U.S.$	10,000	$9,726,280
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,819,393
Netflix, Inc. 4.375%, 11/15/26(a)		10,284	10,157,229
Radio One, Inc. 7.375%, 4/15/22(a)		7,700	8,008,000
9.25%, 2/15/20(a)(k)		9,972	9,845,326
SFR Group SA 5.375%, 5/15/22(a)	EUR	622	705,907
5.625%, 5/15/24(a)		1,981	2,328,634
6.00%, 5/15/22(a)	U.S.$	821	855,848
7.375%, 5/01/26(a)		18,406	19,373,677
Sinclair Television Group, Inc. 5.625%, 8/01/24(a)		2,436	2,531,184
6.125%, 10/01/22		2,204	2,301,285
TEGNA, Inc. 4.875%, 9/15/21(a)		1,071	1,104,095
5.50%, 9/15/24(a)		719	738,047
6.375%, 10/15/23		3,966	4,210,480
Time, Inc. 5.75%, 4/15/22(a)		7,772	7,957,790
Townsquare Media, Inc. 6.50%, 4/01/23(a)		5,674	5,736,170
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	2,430	2,759,735
5.50%, 1/15/23(a)	U.S.$	8,392	8,739,303
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		9,363	9,378,203
UPCB Finance IV Ltd. 5.375%, 1/15/25(a)		5,668	5,775,426
Virgin Media Finance PLC 4.875%, 2/15/22		8,905	7,992,309
5.25%, 2/15/22		941	853,846
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	445	607,079
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)		2,070	2,836,887
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00 % PIK), 7/15/19(a)(d)	U.S.$	5,030	5,055,016

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)	U.S.$	2,612	$2,692,909
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		16,473	17,134,111
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		6,178	6,348,680
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		8,360	8,563,792

			276,048,178

Communications - Telecommunications – 2.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,207	8,671,686
CenturyLink, Inc. Series W 6.75%, 12/01/23	U.S.$	1,850	1,979,474
Clear Channel Communications, Inc. 12.00%, 8/01/21(f)		2,737	4,927
Embarq Corp. 7.995%, 6/01/36		12,200	12,422,260
Frontier Communications Corp. 6.875%, 1/15/25		244	203,252
7.125%, 1/15/23		100	87,808
7.625%, 4/15/24		7,921	6,889,923
7.875%, 1/15/27		4,058	3,279,059
8.75%, 4/15/22		5,502	5,315,152
9.00%, 8/15/31		4,350	3,718,976
10.50%, 9/15/22		2,308	2,320,424
11.00%, 9/15/25		1,463	1,411,502
Hughes Satellite Systems Corp. 7.625%, 6/15/21		4,508	5,080,439
Intelsat Jackson Holdings SA 5.50%, 8/01/23		9,915	8,464,931
7.25%, 4/01/19-10/15/20		6,860	6,519,427
7.50%, 4/01/21		3,615	3,305,889
8.00%, 2/15/24(a)		1,212	1,304,051
9.50%, 9/30/22(a)		2,861	3,381,751
Intelsat Luxembourg SA 7.75%, 6/01/21		1,667	962,693
Level 3 Financing, Inc. 5.375%, 1/15/24		2,601	2,703,399
6.125%, 1/15/21		2,690	2,777,941

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sable International Finance Ltd. 6.875%, 8/01/22(a)	U.S.$	2,219	$2,383,270
Sprint Capital Corp. 8.75%, 3/15/32		5,865	7,209,328
Sprint Corp. 7.125%, 6/15/24		4,993	5,435,585
7.625%, 2/15/25		6,134	6,841,361
7.875%, 9/15/23		685	768,189
T-Mobile USA, Inc. 6.00%, 3/01/23		3,547	3,787,895
6.125%, 1/15/22		1,460	1,543,392
6.836%, 4/28/23		3,010	3,231,211
Telecom Italia Capital SA 7.20%, 7/18/36		7,680	8,472,392
7.721%, 6/04/38		4,700	5,364,646
Telecom Italia SpA/Milano 5.303%, 5/30/24(a)		5,639	5,865,096
Uniti Group, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		7,539	7,844,201
8.25%, 10/15/23		15,715	16,780,948
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		4,138	4,204,270
7.375%, 4/23/21(a)		11,197	11,648,015
Windstream Services LLC 6.375%, 8/01/23		12,858	11,341,566
7.75%, 10/01/21(k)		2,780	2,793,414
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		1,953	2,073,625
6.00%, 4/01/23		3,305	3,521,910
6.375%, 5/15/25		8,198	8,870,375

			200,785,653

Consumer Cyclical - Automotive – 1.3%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		8,034	8,046,734
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		14,012	15,088,962
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		9,012	9,020,742
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		7,290	7,414,827
Dana Financing Luxembourg SARL 5.75%, 4/15/25(a)		4,059	4,152,933
6.50%, 6/01/26(a)		10,848	11,345,153
Exide Technologies 7.00%, 4/30/25(b)(d)(e)(i)		794	394,887

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series AI 7.00%, 4/30/25(c)(d)(i)	U.S.$	18,351	$9,129,417
11.00% (11.00% Cash or 7.00% PIK), 4/30/20(d)(h)		23,929	18,515,463
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	757,001
8.75%, 8/15/20		924	1,090,880
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(d)		5,807	5,889,644
Meritor, Inc. 6.25%, 2/15/24		6,786	7,033,784
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		6,260	6,524,504

			104,404,931

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 5.875%, 11/15/26(a)		8,694	8,836,573
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		2,963	3,237,907

			12,074,480

Consumer Cyclical - Other – 2.4%
Beazer Homes USA, Inc. 6.75%, 3/15/25(a)		7,010	7,134,070
8.75%, 3/15/22		3,405	3,782,025
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(f)(g)		1,935	1,676,194
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		6,600	6,885,866
CalAtlantic Group, Inc. 6.625%, 5/01/20		5,393	5,933,632
8.375%, 5/15/18		3,250	3,454,149
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(a)	EUR	2,058	2,391,028
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)	U.S.$	7,479	7,931,532
Eagle II Acquisition Co. LLC 6.00%, 4/01/25(a)		4,963	5,130,447
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26		2,300	2,422,650

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Game Technology PLC 6.50%, 2/15/25(a)	U.S.$	7,309	$8,007,667
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		238	245,594
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		12,319	9,763,867
7.25%, 10/15/20(a)		5,715	5,542,156
KB Home 7.00%, 12/15/21		6,936	7,734,105
7.25%, 6/15/18		1,000	1,051,637
7.50%, 9/15/22		2,741	3,103,242
9.10%, 9/15/17		809	828,364
Lennar Corp. 4.50%, 6/15/19		1,690	1,751,648
6.95%, 6/01/18		2,780	2,917,549
MDC Holdings, Inc. 5.50%, 1/15/24		4,397	4,552,517
6.00%, 1/15/43		17,203	15,549,482
Meritage Homes Corp. 6.00%, 6/01/25		4,696	5,001,226
7.15%, 4/15/20		2,500	2,754,378
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		4,736	4,875,504
PulteGroup, Inc. 5.00%, 1/15/27		1,470	1,488,654
6.00%, 2/15/35		932	926,843
6.375%, 5/15/33		2,695	2,791,120
7.875%, 6/15/32		7,600	8,648,952
RSI Home Products, Inc. 6.50%, 3/15/23(a)		14,852	15,424,871
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,157	1,306,924
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	6,743	6,827,840
6.125%, 4/01/25(a)		4,677	4,747,249
Standard Industries, Inc./NJ 6.00%, 10/15/25(a)		5,285	5,641,737
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		4,253	4,272,402
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		7,725	8,129,867
5.875%, 4/15/23(a)		4,950	5,284,125

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toll Brothers Finance Corp. 4.875%, 3/15/27	U.S.$	8,180	$8,295,240
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		4,515	4,684,827

			198,891,180

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		5,350	5,571,057
Landry’s, Inc. 6.75%, 10/15/24(a)		2,549	2,663,822
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)	GBP	2,879	3,861,644

			12,096,523

Consumer Cyclical - Retailers – 0.8%
Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	2,143	2,167,833
JC Penney Corp., Inc. 6.375%, 10/15/36		1,169	892,087
7.40%, 4/01/37		4,492	3,641,251
L Brands, Inc. 6.875%, 11/01/35		11,730	11,573,510
6.95%, 3/01/33		3,500	3,354,166
Levi Strauss & Co. 5.00%, 5/01/25		7,819	8,118,695
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		14,081	8,249,819
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(d)		17	9,182
New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	1,404	1,597,545
Penske Automotive Group, Inc. 5.50%, 5/15/26	U.S.$	5,857	5,807,321
PetSmart, Inc. 7.125%, 3/15/23(a)		3,069	2,801,794
Rite Aid Corp. 6.125%, 4/01/23(a)		3,912	3,877,727
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		2,086	2,153,910
5.75%, 6/01/22		5,376	5,536,205
Sonic Automotive, Inc. 5.00%, 5/15/23		3,494	3,350,246

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 3/15/27(a)	U.S.$	5,939	$5,966,509

			69,097,800

Consumer Non-Cyclical – 4.5%
Acadia Healthcare Co., Inc. 6.50%, 3/01/24		4,040	4,279,156
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		11,200	10,901,666
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25(a)		3,777	3,666,391
6.625%, 6/15/24(a)		11,094	11,332,377
Alere, Inc. 6.375%, 7/01/23(a)		1,482	1,612,908
7.25%, 7/01/18		3,046	3,074,514
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(d)		12,017	6,156,778
9.25%, 2/15/19(a)		6,688	5,864,139
Boparan Finance PLC 5.50%, 7/15/21(a)(k)	GBP	9,185	11,924,225
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(a)	EUR	2,223	2,575,699
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	29,150	24,117,019
8.00%, 11/15/19		2,614	2,547,649
Concordia International Corp. 7.00%, 4/15/23(a)		1,245	199,200
9.50%, 10/21/22(a)		20,366	3,945,912
DaVita, Inc. 5.00%, 5/01/25		2,600	2,622,534
Eagle Holding Company II, LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(d)		1,276	1,299,198
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(a)		21,129	18,003,648
Endo Finance LLC/Endo Finco, Inc. 7.25%, 1/15/22(a)		3,035	2,988,853
Envision Healthcare Corp. 5.625%, 7/15/22		5,163	5,338,212
6.25%, 12/01/24(a)		5,755	6,056,338
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		16,738	16,467,614

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 4.25%, 10/15/19	U.S.$	3,274	$3,400,216
4.50%, 2/15/27		1,002	1,012,496
5.25%, 6/15/26		1,744	1,866,607
5.875%, 3/15/22		2,450	2,716,526
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		1,473	1,543,069
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	6,584	7,428,977
Horizon Pharma, Inc. 6.625%, 5/01/23(k)	U.S.$	9,168	8,973,244
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(a)		4,526	4,719,722
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		2,904	2,996,466
4.875%, 11/01/26(a)		2,903	2,991,301
LifePoint Health, Inc. 5.375%, 5/01/24(a)		2,417	2,437,066
5.875%, 12/01/23		7,809	8,059,825
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		10,965	10,003,095
5.625%, 10/15/23(a)		5,736	5,407,975
5.75%, 8/01/22(a)		54	52,871
MEDNAX, Inc. 5.25%, 12/01/23(a)		2,302	2,368,816
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		9,919	10,648,324
Nature’s Bounty Co. (The) 7.625%, 5/15/21(a)		14,338	15,243,086
Post Holdings, Inc. 5.00%, 8/15/26(a)		11,791	11,744,367
5.50%, 3/01/25(a)		6,937	7,240,681
6.00%, 12/15/22(a)		2,096	2,234,751
8.00%, 7/15/25(a)		374	424,946
Revlon Consumer Products Corp. 6.25%, 8/01/24		3,601	3,504,749
Spectrum Brands, Inc. 4.00%, 10/01/26(a)	EUR	3,459	3,917,625
6.125%, 12/15/24	U.S.$	1,915	2,037,100
6.625%, 11/15/22		2,624	2,765,525
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		2,748	2,974,710
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	9,492	11,197,329

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)	EUR	3,869	$4,698,567
Tenet Healthcare Corp. 6.75%, 6/15/23(k)	U.S.$	8,125	7,754,394
6.875%, 11/15/31		16,407	14,026,410
8.00%, 8/01/20		2,244	2,288,842
8.125%, 4/01/22		4,631	4,704,313
Valeant Pharmaceuticals International 6.75%, 8/15/21(a)		2,100	1,741,834
7.25%, 7/15/22(a)		5,402	4,344,634
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)		4,358	3,730,064
5.50%, 3/01/23(a)		1,466	1,081,883
5.875%, 5/15/23(a)		1,590	1,180,575
6.125%, 4/15/25(a)		17,151	12,681,741
6.50%, 3/15/22(a)		2,085	2,133,591
Vizient, Inc. 10.375%, 3/01/24(a)		2,066	2,361,779
Voyage Care Bondco PLC 5.875%, 5/01/23	GBP	7,223	9,521,752
6.50%, 8/01/18(a)		4,750	6,237,925

			363,373,799

Energy – 3.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(a)	U.S.$	6,153	6,455,986
Berry Petroleum Co. LLC 6.375%, 9/15/22(b)(c)		16,461	– 0	–
Bill Barrett Corp. 8.75%, 6/15/25(a)		5,430	5,444,444
California Resources Corp. 5.50%, 9/15/21		1,846	1,310,396
6.00%, 11/15/24		1,594	1,045,342
8.00%, 12/15/22(a)		5,980	4,583,269
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		1,394	1,436,281
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		7,043	7,887,202
Chesapeake Energy Corp. 4.875%, 4/15/22(k)		10,996	10,102,839
6.125%, 2/15/21(k)		2,417	2,386,394
8.00%, 1/15/25(a)(k)		12,681	12,516,578
Continental Resources, Inc./OK 3.80%, 6/01/24		517	486,483
4.90%, 6/01/44		2,314	1,999,981
5.00%, 9/15/22		715	721,904

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Covey Park Energy LLC/FI 7.50%, 5/15/25	U.S.$	3,519	$3,519,000
DCP Midstream Operating LP 3.875%, 3/15/23		4,357	4,233,470
5.60%, 4/01/44		10,432	9,827,987
Denbury Resources, Inc. 4.625%, 7/15/23		2,703	1,854,885
5.50%, 5/01/22		1,295	965,741
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		8,521	6,189,612
5.70%, 10/15/39		3,966	3,217,374
Energy Transfer Equity LP 7.50%, 10/15/20		3,398	3,833,814
Ensco PLC 4.50%, 10/01/24		1,712	1,413,941
5.20%, 3/15/25		2,567	2,174,139
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		1,899	1,430,190
7.75%, 9/01/22		1,866	1,513,113
8.00%, 2/15/25(a)		15,115	13,523,315
9.375%, 5/01/20		901	853,694
Golden Energy Offshore Services AS 5.00%, 12/31/17(e)	NOK	33,602	1,565,454
Gulfport Energy Corp. 6.375%, 5/15/25(a)	U.S.$	5,433	5,402,928
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		2,555	2,414,314
5.75%, 10/01/25(a)		10,781	10,440,105
Murphy Oil Corp. 6.875%, 8/15/24		1,315	1,394,880
Murphy Oil USA, Inc. 5.625%, 5/01/27		503	513,612
6.00%, 8/15/23		3,166	3,321,185
Noble Holding International Ltd. 5.25%, 3/15/42		1,180	769,950
6.20%, 8/01/40		1,090	776,625
7.70%, 4/01/25(l)		2,289	2,068,187
8.70%, 4/01/45		1,842	1,610,481
Northern Oil and Gas, Inc. 8.00%, 6/01/20		3,075	2,531,811
Oasis Petroleum, Inc. 6.875%, 3/15/22		2,147	2,177,865
Pacific Drilling SA 5.375%, 6/01/20(a)		12,449	6,084,449

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Paragon Offshore PLC 6.75%, 7/15/22(a)(f)(g)	U.S.$	17,781	$2,911,639
7.25%, 8/15/24(a)(f)(g)		6,607	1,081,896
PDC Energy, Inc. 6.125%, 9/15/24(a)		3,203	3,289,917
PHI, Inc. 5.25%, 3/15/19		7,518	7,029,330
QEP Resources, Inc. 5.25%, 5/01/23		4,020	3,948,854
5.375%, 10/01/22		1,061	1,052,608
6.875%, 3/01/21		3,871	4,094,426
Range Resources Corp. 5.00%, 3/15/23(a)(k)		5,789	5,736,285
Rowan Cos., Inc. 5.40%, 12/01/42		3,688	2,742,603
7.375%, 6/15/25		6,234	6,171,055
Sanchez Energy Corp. 6.125%, 1/15/23		5,546	5,098,416
SandRidge Energy, Inc. 7.50%, 2/15/23(b)(c)(f)		1,970	– 0	–
8.125%, 10/15/22(b)(c)(f)		15,534	– 0	–
Seitel, Inc. 9.50%, 4/15/19		2,574	2,589,913
SM Energy Co. 5.625%, 6/01/25		4,119	3,936,821
6.50%, 1/01/23		2,737	2,775,526
Southern Star Central Corp. 5.125%, 7/15/22(a)		6,100	6,168,466
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		1,674	1,656,487
6.375%, 8/01/22		2,736	2,828,682
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		7,600	8,227,000
Transocean, Inc. 5.80%, 10/15/22		6,595	6,136,911
6.80%, 3/15/38		11,478	9,181,734
7.50%, 4/15/31		1,800	1,603,598
9.00%, 7/15/23(a)		6,110	6,534,052
Vantage Drilling International 7.125%, 4/01/23(b)(c)(f)		8,325	– 0	–
7.50%, 11/01/19(b)(c)(f)		8,860	– 0	–
10.00%, 12/31/20(c)		521	505,370
10.00%, 12/31/20(e)		431	418,070
Weatherford International Ltd. 5.95%, 4/15/42		2,757	2,402,036
6.50%, 8/01/36		4,003	3,743,954

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 9/15/40	U.S.$	4,691	$4,418,373
7.00%, 3/15/38		4,190	3,988,327
9.875%, 2/15/24(a)		4,623	5,388,218
Whiting Petroleum Corp. 1.25%, 4/01/20(i)		2,925	2,584,969
5.00%, 3/15/19		5,131	5,180,088
WPX Energy, Inc. 8.25%, 8/01/23		1,315	1,469,832

			276,894,676

Other Industrial – 1.1%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		7,510	7,061,661
9.00%, 10/15/18(a)	EUR	1,810	1,846,714
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)	U.S.$	3,425	3,638,840
American Tire Distributors, Inc. 10.25%, 3/01/22(a)(k)		15,100	15,517,289
General Cable Corp. 4.50%, 11/15/29(i)(m)		5,909	4,627,486
5.75%, 10/01/22		7,591	7,522,529
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		16,442	16,181,098
HRG Group, Inc. 7.875%, 7/15/19		12,371	12,844,512
Laureate Education, Inc. 8.25%, 5/01/25(a)		8,033	8,254,590
9.25%, 9/01/19(a)		1,183	1,241,891
9.25%, 9/01/19		10,786	11,327,446

			90,064,056

Services – 1.4%
APX Group, Inc. 7.875%, 12/01/22		11,855	12,950,698
8.75%, 12/01/20		9,846	10,233,007
Aramark Services, Inc. 5.125%, 1/15/24		1,484	1,565,620
Carlson Travel, Inc. 6.75%, 12/15/23(a)		797	819,903
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		7,458	7,854,863
eDreams ODIGEO SA 8.50%, 8/01/21(a)	EUR	10,411	12,378,558
Gartner, Inc. 5.125%, 4/01/25(a)	U.S.$	3,489	3,612,231

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GEO Group, Inc. (The) 5.125%, 4/01/23	U.S.$	1,054	$1,053,297
5.875%, 1/15/22-10/15/24		4,401	4,547,897
6.00%, 4/15/26		3,549	3,633,211
IHS Markit Ltd. 5.00%, 11/01/22(a)		3,524	3,777,728
iPayment, Inc. 10.75%, 4/15/24(a)		5,950	6,443,356
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		1,840	1,890,466
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		21,208	23,157,418
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		2,521	2,607,264
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		1,648	1,705,629
5.375%, 4/15/23(a)		4,041	4,162,440
Service Corp. International/US 7.50%, 4/01/27		1,575	1,834,968
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(k)		5,939	5,739,978

			109,968,532

Technology – 1.4%
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	11,394,311
Avaya, Inc. 10.50%, 3/01/21(e)(f)(g)		24,822	3,754,328
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		15,535	15,787,832
BMC Software, Inc. 7.25%, 6/01/18		223	227,049
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(d)		5,529	5,529,757
CDW LLC/CDW Finance Corp. 5.50%, 12/01/24		1,272	1,357,527
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	957,913
Conduent Finance, Inc./Xerox Business Services LLC 10.50%, 12/15/24(a)		9,021	10,462,646
CURO Financial Technologies Corp. 12.00%, 3/01/22(a)		4,786	4,977,785

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 7.125%, 6/15/24(a)	U.S.$	2,133	$2,353,855
Dell, Inc. 6.50%, 4/15/38		8,083	7,973,629
Goodman Networks, Inc. 12.125%, 7/01/18(f)(g)		8,670	3,272,925
Infor US, Inc. 6.50%, 5/15/22		7,478	7,775,767
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(a)		5,769	5,959,142
5.50%, 2/01/25		3,367	3,518,407
Quintiles IMS, Inc. 3.25%, 3/15/25(a)	EUR	5,672	6,208,469
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)	U.S.$	7,526	7,520,280
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		6,460	7,381,164
Symantec Corp. 5.00%, 4/15/25(a)		4,918	5,077,643
Western Digital Corp. 10.50%, 4/01/24		4,967	5,842,469

			117,332,898

Transportation - Airlines – 0.0%
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,456	1,568,967

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)(k)		5,359	5,055,557
5.50%, 4/01/23(k)		4,745	4,653,142
CEVA Group PLC 9.00%, 9/01/21(a)		10,987	8,339,188
EC Finance PLC 5.125%, 7/15/21(a)	EUR	4,232	4,763,778
Europcar Groupe SA 5.75%, 6/15/22(a)(k)		5,802	6,634,639
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	12,774	13,945,427
Hertz Corp. (The) 5.50%, 10/15/24(a)(k)		20,340	17,515,933
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		5,000	3,200,000
5.875%, 4/01/20		4,695	3,004,800

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 3.50%, 4/15/22(a)	EUR	1,102	$1,243,546
4.25%, 4/15/24(a)		540	609,450
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	5,208	5,348,710
5.875%, 9/15/26		2,375	2,506,012
XPO CNW, Inc. 6.70%, 5/01/34		13,854	13,003,517
XPO Logistics, Inc. 6.125%, 9/01/23(a)		2,430	2,553,879

			92,377,578

			2,293,899,531

Financial Institutions – 4.7%
Banking – 3.1%
Ally Financial, Inc. 4.125%, 3/30/20		505	516,097
8.00%, 11/01/31		6,998	8,321,300
Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(a)(n)	EUR	1,800	2,028,080
8.875%, 4/14/21(a)(n)		9,400	11,647,340
Banco Santander SA 6.25%, 3/12/19(a)(n)		2,100	2,314,004
Bank of America Corp. Series AA 6.10%, 3/17/25(n)	U.S.$	7,966	8,533,976
Series X 6.25%, 9/05/24(n)		521	558,370
Series Z 6.50%, 10/23/24(n)		4,009	4,451,718
Bank of Ireland 7.375%, 6/18/20(a)(n)	EUR	7,811	9,287,052
Barclays Bank PLC 6.86%, 6/15/32(a)(n)	U.S.$	838	955,670
7.70%, 4/25/18(a)(n)		10,164	10,672,220
Barclays PLC 8.00%, 12/15/20(n)	EUR	10,737	12,894,635
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	14,778	15,548,377
Series M 6.30%, 5/15/24(n)		7,000	7,380,828
Countrywide Capital III Series B 8.05%, 6/15/27		11,735	14,630,365
Credit Agricole SA 7.589%, 1/30/20(n)	GBP	4,950	7,140,730

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.125%, 12/23/25(a)(n)	U.S.$	9,082	$10,058,315
Credit Suisse Group AG 6.25%, 12/18/24(a)(n)		7,786	8,127,003
7.50%, 12/11/23(a)(n)		14,916	16,556,760
Dresdner Funding Trust I 8.151%, 6/30/31(a)		816	971,349
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		3,834	3,665,243
5.71%, 1/15/26(a)		5,445	5,360,047
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(n)		3,709	4,038,630
6.657%, 5/21/37(a)(n)		1,801	1,982,849
7.50%, 6/27/24(n)		3,535	3,820,794
Macquarie Bank Ltd./London 6.125%, 3/08/27(a)(n)		256	259,649
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(n)		2,900	3,007,425
8.00%, 8/10/25(n)		1,847	1,924,578
8.625%, 8/15/21(n)		20,279	21,902,050
Series U 7.64%, 9/30/17(n)		1,200	1,122,368
Societe Generale SA 7.375%, 9/13/21(a)(n)		7,501	7,932,307
8.00%, 9/29/25(a)(n)		11,901	12,734,070
Standard Chartered PLC 2.68% (LIBOR 3 Month + 1.51%), 1/30/27(a)(j)(n)		3,500	2,940,063
7.50%, 4/02/22(a)(n)		4,541	4,842,068
7.75%, 4/02/23(a)(n)		1,988	2,117,918
Suntrust Banks, Inc. Series G 5.05%, 6/15/22(n)		6,334	6,352,495
UBS Group AG 7.00%, 2/19/25(a)(n)		11,235	12,369,589
Zions Bancorporation 5.65%, 11/15/23		2,289	2,358,549

			251,324,881

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 6.87%, 5/02/18(f)		1,600	88,640
Series G 4.80%, 3/13/14(f)(o)		1,800	97,020
LPL Holdings, Inc. 5.75%, 9/15/25(a)		11,023	11,170,598

			11,356,258

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.8%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(d)(e)	U.S.$	17,037	$511,106
Enova International, Inc. 9.75%, 6/01/21		11,193	11,401,503
ILFC E-Capital Trust II 4.91% (H15T 30 Year + 1.80%), 12/21/65(a)(j)		1,500	1,438,125
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	6,507	7,624,146
Navient Corp. 4.875%, 6/17/19	U.S.$	5,837	6,029,545
5.50%, 1/15/19-1/25/23		2,213	2,289,098
5.875%, 3/25/21		3,619	3,742,129
6.50%, 6/15/22		2,343	2,421,634
6.625%, 7/26/21		4,403	4,664,331
7.25%, 1/25/22		1,638	1,748,781
8.00%, 3/25/20		8,274	9,112,156
SLM Corp. 5.125%, 4/05/22		3,828	3,894,990
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		12,384	11,674,335

			66,551,879

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		3,087	3,212,008
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4,512	6,010,255
Genworth Holdings, Inc. 3.042% (LIBOR 3 Month + 2.00%), 11/15/66(j)	U.S.$	809	381,242
7.625%, 9/24/21		4,725	4,511,926
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	17,104,692

			31,220,123

Other Finance – 0.2%
Creditcorp 12.00%, 7/15/18(e)		6,205	5,336,300
Intelsat Connect Finance SA 12.50%, 4/01/22(a)		2,158	1,897,926
SNS Bank NV Series E 11.25%, 12/31/49(b)(c)(f)(g)(n)	EUR	1,001	– 0	–

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)	U.S.$	8,240	$8,453,070

			15,687,296

REITS – 0.1%
FelCor Lodging LP 5.625%, 3/01/23		5,333	5,611,911
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 8/01/26		971	996,335
5.50%, 5/01/24		1,696	1,762,524

			8,370,770

			384,511,207

Utility – 1.0%
Electric – 1.0%
AES Corp./VA 4.875%, 5/15/23		826	833,100
Calpine Corp. 5.50%, 2/01/24		5,320	5,117,861
5.75%, 1/15/25		6,017	5,845,871
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	8,608	9,941,171
DPL, Inc. 6.75%, 10/01/19	U.S.$	1,280	1,341,039
Dynegy, Inc. 7.375%, 11/01/22		5,633	5,407,387
7.625%, 11/01/24		5,105	4,702,578
Emera, Inc. Series 2016-A 6.75%, 6/15/76		6,938	7,664,901
GenOn Energy, Inc. 7.875%, 6/15/17		825	571,349
9.50%, 10/15/18		8,571	5,339,707
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		5,426	5,440,702
6.625%, 3/15/23		5,121	5,203,402
NRG Yield Operating LLC 5.375%, 8/15/24		4,311	4,403,109
Talen Energy Supply LLC 4.60%, 12/15/21(k)		8,074	6,312,835
Texas Competitive/TCEH 11.50%, 10/01/20(a)(b)(c)(f)(o)		2,679	– 0	–
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	7,830	8,988,569

			77,113,581

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23(a)	U.S.$	1,722	$1,722,093

			78,835,674

Total Corporates – Non-Investment Grade (cost $2,782,965,593)			2,757,246,412

GOVERNMENTS – TREASURIES – 21.6%
Colombia – 0.5%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	4,539,476
Colombian TES Series B 7.00%, 5/04/22		84,097,200	29,978,279
10.00%, 7/24/24		7,000,000	2,909,830

			37,427,585

Indonesia – 1.1%
Indonesia Treasury Bond Series FR53 8.25%, 7/15/21	IDR	314,387,000	24,786,428
Series FR70 8.375%, 3/15/24		349,361,000	28,036,030
Series FR73 8.75%, 5/15/31		280,537,000	23,237,068
JPMorgan Chase Bank, NA 9.50%, 5/17/41(a)		68,280,000	5,942,291
Series E 10.00%, 7/18/17(a)		63,808,000	4,823,059

			86,824,876

Mexico – 1.0%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	1,599,554	83,215,876

Russia – 0.8%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	254,534	4,479,906
Series 6212 7.05%, 1/19/28		1,271,800	21,479,661

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 6217 7.50%, 8/18/21	RUB	2,509,448	$43,843,792

			69,803,359

South Africa – 1.2%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	1,152,637	96,240,866
Series R204 8.00%, 12/21/18		16,800	1,266,446

			97,507,312

United States – 17.0%
U.S. Treasury Bonds 6.125%, 11/15/27(k)(p)(q)	U.S.$	403,500	547,246,875
6.125%, 8/15/29		50,000	69,898,440
6.25%, 5/15/30		68,350	97,772,542
7.25%, 8/15/22		26,000	32,995,625
8.00%, 11/15/21		100,000	127,062,500
8.75%, 8/15/20		130,000	159,981,250
U.S. Treasury Notes 0.875%, 3/31/18		127,032	126,754,118
0.875%, 4/15/19(q)		120,680	119,774,900
1.25%, 3/31/21		78,671	77,417,181
2.125%, 8/31/20(q)		6,300	6,416,156
2.50%, 8/15/23(q)		16,550	17,012,884

			1,382,332,471

Total Governments – Treasuries (cost $1,751,569,703)			1,757,111,479

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.3%
Risk Share Floating Rate – 7.8%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 12.991% (LIBOR 1 Month + 12.00%), 4/25/26(e)(j)		2,331	2,534,301
Series 2016-1A, Class M2B 7.491% (LIBOR 1 Month + 6.50%), 4/25/26(e)(j)		21,264	21,833,522
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.291% (LIBOR 1 Month + 4.30%), 7/25/25(e)(j)		5,898	6,018,389

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.141% (LIBOR 1 Month + 7.15%), 7/25/23(j)	U.S.$	8,995	$11,090,234
Series 2013-DN2, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/23(j)		7,100	7,828,376
Series 2014-DN1, Class M3 5.491% (LIBOR 1 Month + 4.50%), 2/25/24(j)		13,021	14,996,588
Series 2014-DN2, Class M3 4.591% (LIBOR 1 Month + 3.60%), 4/25/24(j)		5,376	5,883,457
Series 2014-DN3, Class M3 4.991% (LIBOR 1 Month + 4.00%), 8/25/24(j)		10,000	10,881,102
Series 2014-DN4, Class M3 5.541% (LIBOR 1 Month + 4.55%), 10/25/24(j)		1,900	2,094,288
Series 2014-HQ1, Class M3 5.091% (LIBOR 1 Month + 4.10%), 8/25/24(j)		9,416	10,367,831
Series 2014-HQ2, Class M3 4.741% (LIBOR 1 Month + 3.75%), 9/25/24(j)		3,045	3,303,758
Series 2014-HQ3, Class M3 5.741% (LIBOR 1 Month + 4.75%), 10/25/24(j)		9,550	10,647,656
Series 2015-DN1, Class B 12.491% (LIBOR 1 Month + 11.50%), 1/25/25(j)		6,186	8,019,239
Series 2015-DN1, Class M3 5.141% (LIBOR 1 Month + 4.15%), 1/25/25(j)		8,572	9,326,677
Series 2015-DNA1, Class M3 4.291% (LIBOR 1 Month + 3.30%), 10/25/27(j)		1,760	1,909,412
Series 2015-DNA2, Class B 8.541% (LIBOR 1 Month + 7.55%), 12/25/27(j)		16,219	18,307,136
Series 2015-DNA3, Class B 10.341% (LIBOR 1 Month + 9.35%), 4/25/28(j)		7,579	8,945,205

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA3, Class M3 5.691% (LIBOR 1 Month + 4.70%), 4/25/28(j)	U.S.$	3,021	$3,447,388
Series 2015-HQ1, Class M3 4.791% (LIBOR 1 Month + 3.80%), 3/25/25(j)		3,380	3,666,643
Series 2015-HQ2, Class B 8.941% (LIBOR 1 Month + 7.95%), 5/25/25(j)		296	332,199
Series 2015-HQA1, Class B 9.791% (LIBOR 1 Month + 8.80%), 3/25/28(j)		9,165	10,364,075
Series 2015-HQA1, Class M3 5.691% (LIBOR 1 Month + 4.70%), 3/25/28(j)		8,335	9,441,895
Series 2015-HQA2, Class B 11.491% (LIBOR 1 Month + 10.50%), 5/25/28(j)		6,982	8,545,054
Series 2015-HQA2, Class M3 5.791% (LIBOR 1 Month + 4.80%), 5/25/28(j)		1,740	1,989,542
Series 2016-DNA1, Class M3 6.541% (LIBOR 1 Month + 5.55%), 7/25/28(j)		7,042	8,123,013
Series 2016-DNA2, Class B 11.491% (LIBOR 1 Month + 10.50%), 10/25/28(j)		5,073	6,090,496
Series 2016-DNA2, Class M3 5.641% (LIBOR 1 Month + 4.65%), 10/25/28(j)		3,862	4,272,870
Series 2016-DNA3, Class B 12.241% (LIBOR 1 Month + 11.25%), 12/25/28(j)		3,873	4,832,899
Series 2016-DNA3, Class M3 5.991% (LIBOR 1 Month + 5.00%), 12/25/28(j)		1,998	2,259,037
Series 2016-DNA4, Class B 9.591% (LIBOR 1 Month + 8.60%), 3/25/29(j)		1,836	2,008,723
Series 2016-DNA4, Class M3 4.791% (LIBOR 1 Month + 3.80%), 3/25/29(j)		2,224	2,362,644
Series 2016-HQA1, Class B 13.741% (LIBOR 1 Month + 12.75%), 9/25/28(j)		2,998	3,976,265

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-HQA1, Class M3 7.341% (LIBOR 1 Month + 6.35%), 9/25/28(j)	U.S.$	18,443	$22,211,356
Series 2016-HQA2, Class B 12.491% (LIBOR 1 Month + 11.50%), 11/25/28(j)		2,957	3,677,648
Series 2017-DNA2, Class M2 4.436% (LIBOR 1 Month + 3.45%), 10/25/29(j)		9,201	9,388,126
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.241% (LIBOR 1 Month + 5.25%), 10/25/23(j)		7,285	8,421,703
Series 2014-C01, Class M2 5.391% (LIBOR 1 Month + 4.40%), 1/25/24(j)		9,535	10,724,586
Series 2014-C03, Class 1M2 3.991% (LIBOR 1 Month + 3.00%), 7/25/24(j)		10,103	10,626,915
Series 2014-C04, Class 1M2 5.891% (LIBOR 1 Month + 4.90%), 11/25/24(j)		23,605	26,928,896
Series 2014-C04, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 11/25/24(j)		3,545	3,978,007
Series 2015-C01, Class 1M2 5.291% (LIBOR 1 Month + 4.30%), 2/25/25(j)		20,452	22,327,319
Series 2015-C01, Class 2M2 5.541% (LIBOR 1 Month + 4.55%), 2/25/25(j)		5,856	6,354,317
Series 2015-C02, Class 1M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(j)		5,420	5,874,241
Series 2015-C02, Class 2M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(j)		11,720	12,568,184
Series 2015-C03, Class 1M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(j)		20,274	22,491,193
Series 2015-C03, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(j)		14,908	16,598,714

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 6.691% (LIBOR 1 Month + 5.70%), 4/25/28(j)	U.S.$	13,295	$15,174,227
Series 2015-C04, Class 2M2 6.541% (LIBOR 1 Month + 5.55%), 4/25/28(j)		7,247	8,171,050
Series 2016-C01, Class 1B 12.741% (LIBOR 1 Month + 11.75%), 8/25/28(j)		4,069	5,301,261
Series 2016-C01, Class 1M2 7.741% (LIBOR 1 Month + 6.75%), 8/25/28(j)		11,933	14,324,411
Series 2016-C01, Class 2M2 7.941% (LIBOR 1 Month + 6.95%), 8/25/28(j)		3,870	4,642,373
Series 2016-C02, Class 1B 13.241% (LIBOR 1 Month + 12.25%), 9/25/28(j)		2,900	3,881,210
Series 2016-C02, Class 1M2 6.991% (LIBOR 1 Month + 6.00%), 9/25/28(j)		22,977	26,802,289
Series 2016-C03, Class 1B 12.741% (LIBOR 1 Month + 11.75%), 10/25/28(j)		7,144	9,316,938
Series 2016-C03, Class 1M2 6.291% (LIBOR 1 Month + 5.30%), 10/25/28(j)		2,497	2,860,095
Series 2016-C03, Class 2B 13.741% (LIBOR 1 Month + 12.75%), 10/25/28(j)		4,793	6,451,316
Series 2016-C03, Class 2M2 6.891% (LIBOR 1 Month + 5.90%), 10/25/28(j)		22,833	26,505,371
Series 2016-C04, Class 1B 11.241% (LIBOR 1 Month + 10.25%), 1/25/29(j)		10,778	13,043,278
Series 2016-C04, Class 1M2 5.241% (LIBOR 1 Month + 4.25%), 1/25/29(j)		6,797	7,391,321
Series 2016-C05, Class 2B 11.74% (LIBOR 1 Month + 10.75%), 1/25/29(j)		11,318	13,707,234
Series 2016-C05, Class 2M2 5.441% (LIBOR 1 Month + 4.45%), 1/25/29(j)		15,479	16,888,028

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C06, Class 1B 10.241% (LIBOR 1 Month + 9.25%), 4/25/29(j)	U.S.$	8,528	$9,507,994
Series 2016-C07, Class 2B 10.491% (LIBOR 1 Month + 9.50%), 4/25/29(j)		10,061	11,253,188
Series 2016-C07, Class 2M2 5.341% (LIBOR 1 Month + 4.35%), 4/25/29(j)		4,949	5,318,461
Series 2017-C02, Class 2M2 4.641% (LIBOR 1 Month + 3.65%), 9/25/29(j)		8,339	8,592,783
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.491% (LIBOR 1 Month + 5.50%), 10/25/25(a)(j)		7,776	8,284,998
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241% (LIBOR 1 Month + 5.25%), 11/25/25(e)(j)		6,018	6,323,001
Series 2015-WF1, Class 2M2 6.491% (LIBOR 1 Month + 5.50%), 11/25/25(e)(j)		3,333	3,653,420

			635,265,366

Non-Agency Fixed Rate – 1.3%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		4,368	4,257,660
Series 2005-46CB, Class A2 5.50%, 10/25/35		238	223,059
Series 2005-46CB, Class A20 5.50%, 10/25/35		186	174,573
Series 2005-46CB, Class A3 5.50%, 10/25/35		581	544,982
Series 2005-46CB, Class A4 5.25%, 10/25/35		256	236,403
Series 2005-46CB, Class A7 5.50%, 10/25/35		451	422,554
Series 2005-J14, Class A8 5.50%, 12/25/35		3,601	3,032,889
Series 2006-2CB, Class A11 6.00%, 3/25/36		1,615	1,312,873

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-19CB, Class A15 6.00%, 8/25/36	U.S.$	590	$513,495
Series 2006-19CB, Class A24 6.00%, 8/25/36		379	330,082
Series 2006-24CB, Class A15 5.75%, 6/25/36		4,107	3,412,832
Series 2006-24CB, Class A16 5.75%, 6/25/36		785	652,511
Series 2006-26CB, Class A6 6.25%, 9/25/36		341	274,844
Series 2006-26CB, Class A8 6.25%, 9/25/36		1,287	1,038,608
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,576	2,875,268
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,566	1,316,669
Series 2006-HY12, Class A5 3.018%, 8/25/36		7,304	7,137,477
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,943	1,734,044
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,348	1,110,198
Series 2007-13, Class A2 6.00%, 6/25/47		5,179	4,424,331
Series 2007-15CB, Class A19 5.75%, 7/25/37		812	701,800
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,001	980,328
BCAP LLC Trust Series 2009-RR13, Class 17A3 5.877%, 4/26/37(a)		3,094	2,442,518
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.408%, 5/25/47		1,413	1,326,283
Series 2007-4, Class 22A1 4.471%, 6/25/47		4,847	4,610,382
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		4,623	3,549,208
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		818	586,787
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		7,116	6,407,037

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-AR4, Class 1A1A 3.302%, 3/25/37	U.S.$	1,105	$942,065
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,619	1,427,479
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		3,528	3,047,717
Series 2007-4, Class 1A39 6.00%, 5/25/37		2,421	2,003,672
Series 2007-HY4, Class 1A1 3.148%, 9/25/47		1,554	1,433,440
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		681	509,652
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		3,558	3,500,223
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,129	1,774,515
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 3.14%, 6/25/36		1,258	1,023,229
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		2,035	1,670,595
Series 2006-FA3, Class A9 6.00%, 7/25/36		1,586	1,289,487
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,790	1,571,821
Series 2007-12, Class 3A22 6.00%, 8/25/37		476	395,719
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.243%, 10/25/36		7,348	4,358,405
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(a)		7,008	5,776,714
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.11%, 9/25/35		3,554	2,994,443
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,666	2,505,341

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36	U.S.$	965	$788,875
Series 2007-A1, Class A8 6.00%, 3/25/37		1,226	783,427
Series 2007-A5, Class 2A3 6.00%, 5/25/37		404	350,690
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 4A1 3.129%, 10/25/36		1,388	1,233,161
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.386%, 9/25/36		2,218	1,147,854
Series 2006-9, Class A4 4.834%, 10/25/36		2,297	1,129,542
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		1,669	1,569,582
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A8 6.00%, 7/25/37		1,503	1,481,797
Series 2007-AR7, Class A1 3.156%, 12/28/37		7,393	6,802,119

			107,141,259

Non-Agency Floating Rate – 0.2%
Alternative Loan Trust Series 2007-7T2, Class A3 1.591% (LIBOR 1 Month + 0.60%), 4/25/37(j)		3,267	1,431,317
Citigroup Mortgage Loan Trust Series 2010-3, Class 2A2 6.00%, 8/25/37(a)(l)		2,542	2,211,519
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.591% (LIBOR 1 Month + 0.60%), 8/25/37(j)		829	586,506
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.241% (LIBOR 1 Month + 0.25%), 4/25/37(j)		1,939	909,511

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman Mortgage Trust Series 2007-1, Class 3A1 1.241% (LIBOR 1 Month + 0.25%), 2/25/37(j)	U.S.$	3,001	$497,214
Series 2007-1, Class 3A2 6.259% (7.25% – LIBOR 1 Month), 2/25/37(j)(r)		3,001	995,822
Lehman XS Trust Series 2007-16N, Class 2A2 1.841% (LIBOR 1 Month + 0.85%), 9/25/47(j)		1,174	1,081,389
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 1.141% (LIBOR 1 Month + 0.15%), 8/25/36(j)		9,980	4,826,649
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 1.151% (LIBOR 1 Month + 0.16%), 2/25/37(j)		1,169	982,225
Series 2007-2, Class 1A3 1.321% (LIBOR 1 Month + 0.33%), 5/25/37(j)		1,335	1,231,303
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 2.162% (12MTA + 1.50%), 8/25/47(j)		2,859	2,597,453

			17,350,908

Total Collateralized Mortgage Obligations (cost $694,872,060)			759,757,533

CORPORATES – INVESTMENT GRADE – 6.5%
Industrial – 3.2%
Basic – 0.4%
Braskem Finance Ltd. 6.45%, 2/03/24		4,037	4,299,405
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)		3,420	3,942,005
Fresnillo PLC 5.50%, 11/13/23(a)		3,774	4,113,660
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		1,464	1,605,576
Glencore Funding LLC 4.625%, 4/29/24(a)		1,733	1,817,057

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Minsur SA 6.25%, 2/07/24(a)	U.S.$	10,297	$11,053,284
Mosaic Co. (The) 5.625%, 11/15/43		1,170	1,209,442
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,822,500
WestRock MWV LLC 8.20%, 1/15/30		2,940	4,044,473

			33,907,402

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(n)		12,108	12,804,828
Lafarge SA 7.125%, 7/15/36		2,640	3,336,725
Masco Corp. 5.95%, 3/15/22		2,800	3,173,906

			19,315,459

Communications - Media – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 7/23/22		5,865	6,234,208
4.908%, 7/23/25		6,755	7,226,492
6.484%, 10/23/45		2,993	3,504,016
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,370,525
Cox Communications, Inc. 4.50%, 6/30/43(a)		882	771,889
4.70%, 12/15/42(a)		1,692	1,513,612
Viacom, Inc. 4.375%, 3/15/43		18,000	15,972,336

			38,593,078

Communications - Telecommunications – 0.3%
AT&T, Inc. 5.45%, 3/01/47		15,428	15,924,504
Qwest Corp. 6.75%, 12/01/21		1,000	1,107,265
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)		10,842	10,937,409

			27,969,178

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
General Motors Co. 5.20%, 4/01/45	U.S.$	2,490	$2,417,675
6.25%, 10/02/43		852	936,989
6.75%, 4/01/46		7,041	8,249,278
General Motors Financial Co., Inc. 4.00%, 1/15/25		3,873	3,902,590

			15,506,532

Consumer Cyclical - Entertainment – 0.1%
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,044,783
7.50%, 10/15/27		3,000	3,889,683

			4,934,466

Consumer Cyclical - Other – 0.1%
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,002,112
Owens Corning 7.00%, 12/01/36(j)(l)		4,450	5,559,963
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		2,425	2,456,632

			10,018,707

Consumer Cyclical - Retailers – 0.0%
AutoNation, Inc. 6.75%, 4/15/18		349	364,966

Consumer Non-Cyclical – 0.0%
BRF SA 4.75%, 5/22/24(a)		2,447	2,404,177
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	374,921

			2,779,098

Energy – 0.8%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,235,490
Cenovus Energy, Inc. 3.00%, 8/15/22		495	486,774
3.80%, 9/15/23		280	281,682
4.45%, 9/15/42		4,289	3,695,295
6.75%, 11/15/39		373	417,420
Ecopetrol SA 5.375%, 6/26/26		1,886	1,924,663
5.875%, 5/28/45		6,355	5,819,909

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP/old 7.60%, 2/01/24	U.S.$	3,200	$3,661,299
Husky Energy, Inc. 6.15%, 6/15/19		5,000	5,402,710
Kinder Morgan, Inc./DE 7.00%, 6/15/17		275	276,741
Series G 7.75%, 1/15/32		2,969	3,758,600
7.80%, 8/01/31		2,662	3,377,788
Marathon Petroleum Corp. 4.75%, 9/15/44		437	402,613
Nabors Industries, Inc. 5.50%, 1/15/23(a)		7,354	7,440,388
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,301	2,393,983
5.00%, 10/01/22		971	1,035,870
5.50%, 4/15/23		5,015	5,221,663
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,315,005
Williams Partners LP 5.10%, 9/15/45		4,227	4,314,321
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23		7,379	7,588,512

			62,050,726

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 6/15/45		4,150	4,530,447

Technology – 0.5%
Activision Blizzard, Inc. 6.125%, 9/15/23(a)		2	2,168
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		7,586	8,343,796
8.35%, 7/15/46(a)		2,793	3,613,514
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(l)		1,573	1,635,078
Seagate HDD Cayman 4.75%, 1/01/25		9,684	9,447,672
4.875%, 6/01/27		11,626	11,216,300
Western Digital Corp. 7.375%, 4/01/23(a)		5,989	6,549,055

			40,807,583

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.0%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19	U.S.$	648	$684,789
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		389	412,188

			1,096,977

			261,874,619

Financial Institutions – 2.8%
Banking – 1.1%
ABN AMRO Bank NV Series E 6.25%, 4/27/22(a)		1,122	1,268,658
BNP Paribas SA 7.195%, 6/25/37(a)(n)		6,900	7,675,429
7.625%, 3/30/21(a)(n)		873	952,206
BPCE SA 5.70%, 10/22/23(a)		241	261,149
DNB Bank ASA 6.50%, 3/26/22(a)(n)		11,090	11,821,851
HSBC Holdings PLC 3.60%, 5/25/23		3,652	3,750,834
6.00%, 9/29/23(a)(n)	EUR	6,152	7,401,955
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)	U.S.$	5,980	6,240,776
JPMorgan Chase & Co. Series V 5.00%, 7/01/19(n)		2,638	2,678,274
Morgan Stanley 4.10%, 5/22/23		10,912	11,333,280
Nationwide Building Society 4.00%, 9/14/26(a)		15,300	15,132,128
PNC Financial Services Group, Inc. (The) Series R 4.85%, 6/01/23(n)		3,888	3,906,254
Regions Bank/Birmingham AL 6.45%, 6/26/37		5,300	6,168,103
Santander Bank NA 8.75%, 5/30/18		3,800	4,060,118
US Bancorp Series J 5.30%, 4/15/27(n)		4,924	5,103,628

			87,754,643

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22	U.S.$	4,281	$4,522,114
GFI Group, Inc. 8.375%, 7/19/18		2,367	2,513,766
SUAM Finance BV 4.875%, 4/17/24(a)		4,867	5,110,350

			12,146,230

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,449,220
8.25%, 12/15/20		5,011	5,914,824

			8,364,044

Insurance – 1.2%
Allstate Corp. (The) 6.50%, 5/15/57		10,811	12,380,768
American International Group, Inc. 6.82%, 11/15/37		1,938	2,461,752
8.175%, 5/15/58		7,301	9,403,206
Aon Corp. 8.205%, 1/01/27		2,495	3,214,099
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,620,178
Chubb Corp. (The) 3.408% (LIBOR 3 Month + 2.25%), 4/15/37(j)		10,937	10,813,456
Lincoln National Corp. 8.75%, 7/01/19		186	211,252
MetLife Capital Trust IV 7.875%, 12/15/37(a)		1,765	2,250,668
MetLife, Inc. 6.40%, 12/15/36		9,700	10,900,986
10.75%, 8/01/39		3,495	5,597,714
Nationwide Mutual Insurance Co. 3.421% (LIBOR 3 Month + 2.29%), 12/15/24(a)(j)		5,000	4,968,015
9.375%, 8/15/39(a)		4,546	7,413,867
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,714,356
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	14,160,250
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,706,837

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	3,010	$3,010,632

			96,828,036

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,782,476
7.75%, 7/15/20		3,036	3,452,864
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,041,017
VEREIT Operating Partnership LP 4.875%, 6/01/26		1,847	1,959,903
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,428,453
8.50%, 1/15/25		1,000	1,314,562

			19,979,275

			225,072,228

Utility – 0.5%
Electric – 0.5%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)		14,103	14,314,545
EDP Finance BV 4.90%, 10/01/19(a)		416	436,679
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	7,915,782
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,430,240
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,998,600
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		5,373	5,802,840
PPL Capital Funding, Inc. Series A 3.817% (LIBOR 3 Month + 2.67%), 3/30/67(j)		5,125	4,980,039
Southern California Edison Co. Series E 6.25%, 2/01/22(n)		3,300	3,670,577

			44,549,302

Total Corporates – Investment Grade (cost $484,785,927)			531,496,149

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 5.5%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(a)	U.S.$	12,366	$12,946,537
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)		3,346	3,454,358

			16,400,895

Argentina – 1.2%
Argentine Republic Government International Bond 6.25%, 4/22/19		5,009	5,297,018
6.875%, 4/22/21-1/26/27		56,063	59,431,267
7.82%, 12/31/33	EUR	24,935	29,267,078

			93,995,363

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/28(a)	U.S.$	7,504	7,794,780

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/25(a)		7,229	8,222,988

Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,885,000

Dominican Republic – 0.5%
Dominican Republic International Bond 5.95%, 1/25/27(a)		9,637	10,082,711
6.85%, 1/27/45(a)		9,000	9,573,750
6.875%, 1/29/26(a)		652	726,980
7.45%, 4/30/44(a)		5,621	6,365,783
8.625%, 4/20/27(a)		12,151	14,490,067

			41,239,291

Ecuador – 0.1%
Ecuador Government International Bond 7.95%, 6/20/24(a)		4,350	4,154,250
9.65%, 12/13/26(a)		2,405	2,447,088
10.75%, 3/28/22(a)		3,700	4,005,250

			10,606,588

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(a)	U.S.$	22,826	$23,767,572

El Salvador – 0.1%
El Salvador Government International Bond 6.375%, 1/18/27(a)		145	127,963
7.375%, 12/01/19(a)		1,495	1,498,737
7.625%, 9/21/34(a)		872	885,080
7.65%, 6/15/35(a)		263	238,673
7.75%, 1/24/23(a)		700	703,500
8.625%, 2/28/29(a)		759	766,590

			4,220,543

Ethiopia – 0.0%
Ethiopia International Bond 6.625%, 12/11/24(a)		2,303	2,268,455

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(a)		14,182	13,893,234
6.95%, 6/16/25(a)		5,600	5,530,000

			19,423,234

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(a)		10,233	10,616,737

Iraq – 0.0%
Iraq International Bond 5.80%, 1/15/28(a)		533	475,036

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		26,454	25,462,090
6.375%, 3/03/28(a)		20,691	20,794,455

			46,256,545

Jamaica – 0.1%
Jamaica Government International Bond 7.625%, 7/09/25		2,302	2,661,688
7.875%, 7/28/45		7,519	8,712,641

			11,374,329

Jordan – 0.1%
Jordan Government International Bond 5.75%, 1/31/27(a)		4,536	4,479,300

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kenya – 0.0%
Kenya Government International Bond 5.875%, 6/24/19(a)	U.S.$	3,124	$3,233,340

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/26(a)		3,840	3,878,400

Mongolia – 0.2%
Mongolia Government International Bond 5.125%, 12/05/22(a)		14,564	13,908,620

Nigeria – 0.0%
Nigeria Government International Bond 7.875%, 2/16/32(a)		2,864	3,103,860

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,893,676

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(a)		342	346,942

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,958,875
6.125%, 6/03/25(a)		2,800	2,852,500

			6,811,375

Turkey – 0.6%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		25,240	23,461,837
5.625%, 3/30/21		6,615	7,003,631
6.00%, 3/25/27		15,457	16,538,990
7.375%, 2/05/25		1,649	1,916,963

			48,921,421

Ukraine – 0.3%
Ukraine Government International Bond 7.75%, 9/01/23-9/01/27(a)		21,758	20,939,988

Venezuela – 0.3%
Venezuela Government International Bond 7.00%, 3/31/38(a)		538	239,410

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.65%, 4/21/25(a)	U.S.$	6,636	$3,085,795
9.25%, 9/15/27		34,020	18,030,760
9.25%, 5/07/28(a)		1,500	712,500
9.375%, 1/13/34		5,472	2,653,859

			24,722,324

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		9,236	9,709,345

Total Emerging Markets – Sovereigns (cost $433,190,647)			450,495,947

EMERGING MARKETS – TREASURIES – 5.3%
Argentina – 1.6%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	401,373	28,851,147
16.00%, 10/17/23		595,534	41,503,177
18.20%, 10/03/21		701,137	49,634,439
21.20%, 9/19/18		216,687	14,370,330

			134,359,093

Brazil – 2.8%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 1/01/19	BRL	99,500	27,008,495
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27		636,150	199,089,120

			226,097,615

Dominican Republic – 0.4%
Dominican Republic International Bond 10.50%, 1/17/20(e)	DOP	347,740	7,443,486
12.00%, 1/20/22(e)		347,740	7,563,363
15.95%, 6/04/21(e)		52,700	1,330,016
16.00%, 7/10/20(e)		563,400	13,744,248

			30,081,113

Turkey – 0.5%
Turkey Government Bond 10.60%, 2/11/26	TRY	34,355	9,846,177
11.00%, 2/24/27		105,295	31,485,916

			41,332,093

Total Emerging Markets – Treasuries (cost $402,936,999)			431,869,914

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 3.6%
Industrial – 3.1%
Basic – 0.5%
Consolidated Energy Finance SA 6.75%, 10/15/19(a)	U.S.$	18,654	$19,048,346
Elementia SAB de CV 5.50%, 1/15/25(a)		2,208	2,249,400
Petra Diamonds US Treasury PLC 7.25%, 5/01/22(a)		2,899	3,028,785
Samarco Mineracao SA 4.125%, 11/01/22(a)(f)(g)		2,015	1,299,675
5.375%, 9/26/24(a)(f)(g)		900	576,000
5.75%, 10/24/23(a)(f)(g)		8,416	5,393,210
Vedanta Resources PLC 6.375%, 7/30/22(a)		12,566	12,723,075

			44,318,491

Capital Goods – 0.3%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)		7,640	6,707,920
Ferreycorp SAA 4.875%, 4/26/20(a)		2,131	2,152,084
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	860,316
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		537	241,650
5.25%, 6/27/29(a)		9,173	4,007,454
7.125%, 6/26/42(a)		17,280	7,850,250
8.25%, 4/25/18(a)	BRL	5,903	1,134,459

			22,954,133

Communications - Telecommunications – 0.7%
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(a)	U.S.$	18,972	20,323,755
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		6,131	6,528,166
Digicel Group Ltd. 7.125%, 4/01/22(a)		1,134	946,890
8.25%, 9/30/20(a)		14,000	12,827,500
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,562,500
6.75%, 3/01/23(a)		3,270	3,098,325
Millicom International Cellular SA 6.00%, 3/15/25(a)		2,963	3,118,558

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MTN Mauritius Investment Ltd. 6.50%, 10/13/26(a)	U.S.$	5,701	$5,864,904

			56,270,598

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		9,700	10,279,730

Consumer Cyclical - Other – 0.2%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		2,594	2,683,442
Studio City Co., Ltd. 5.875%, 11/30/19(a)		5,102	5,350,722
Wynn Macau Ltd. 5.25%, 10/15/21(a)		8,100	8,292,375

			16,326,539

Consumer Cyclical - Retailers – 0.0%
K2016470219 (South Africa) Ltd. 3.00%, 12/31/22(a)(d)		4,785	497,485
K2016470260 (South Africa) Ltd. 25.00%, 12/31/22(a)(d)		1,100	1,483,717

			1,981,202

Consumer Non-Cyclical – 0.4%
Central American Bottling Corp. 5.75%, 1/31/27(a)		5,759	6,105,116
Marfrig Holdings Europe BV 6.875%, 6/24/19(a)		5,432	5,637,465
8.00%, 6/08/23(a)		4,150	4,383,396
Minerva Luxembourg SA 6.50%, 9/20/26(a)		10,492	10,373,860
Tonon Luxembourg SA 7.25%, 1/24/20(d)(e)(f)(g)		6,585	724,390
USJ Acucar e Alcool SA 9.875% (9.875% Cash or 12.00% PIK), 11/09/21(a)(d)		1,415	1,140,612
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(f)(g)		13,674	1,076,828
10.875%, 1/13/20(e)(f)(g)		2,500	675,000
11.75%, 2/09/22(e)(f)(g)		13,613	1,072,024

			31,188,691

Energy – 0.5%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(b)(h)		14,659	22,721,163

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petrobras Global Finance BV 5.375%, 1/27/21	U.S.$	8,624	$8,859,866
6.125%, 1/17/22		5,208	5,446,006
6.85%, 6/05/15		2,958	2,604,519
8.375%, 5/23/21		5,310	5,996,397

			45,627,951

Other Industrial – 0.0%
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		696	717,924

Technology – 0.1%
IHS Netherlands Holdco BV 9.50%, 10/27/21(a)		4,200	4,362,750

Transportation - Airlines – 0.2%
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,361,906

Transportation - Services – 0.1%
Rumo Luxembourg Sarl 7.375%, 2/09/24(a)		5,242	5,435,954

			252,825,869

Financial Institutions – 0.5%
Banking – 0.4%
Akbank TAS 7.20%, 3/16/27(a)		4,012	4,237,675
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(n)		8,303	8,751,362
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/21(a)		5,964	6,001,275
8.00%, 11/01/27(a)		12,500	13,000,000

			31,990,312

Insurance – 0.0%
XLIT Ltd. Series E 3.616% (LIBOR 3 Month + 2.46%), 6/12/17(j)(n)		3,254	2,767,026

Other Finance – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		3,951	4,023,876

			38,781,214

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
AES El Salvador Trust II 6.75%, 3/28/23(a)	U.S.$	1,220	$1,105,625

Total Emerging Markets – Corporate Bonds (cost $315,506,440)			292,712,708

BANK LOANS – 2.9%
Industrial – 2.7%
Basic – 0.2%
Berry Global Group, Inc. (fka Berry Plastics Corporation) 3.239% (LIBOR 1 Month + 2.25%), 1/06/21(s)		5,056	5,082,425
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 3 Month + 2.75%), 6/30/19(s)		3,682	3,705,508
Foresight Energy LLC 6.75% (LIBOR 3 Month + 5.75%), 3/28/22(s)		4,170	4,025,343
Magnetation LLC 12.00%, 3/07/17(b)(c)(d)(o)		17,605	– 0	–
Unifrax I LLC 4.90% (LIBOR 3 Month + 3.75%), 4/04/24(s)		3,350	3,355,594

			16,168,870

Capital Goods – 0.2%
Avolon TLB Borrower 1 (US) LLC 3.743% (LIBOR 1 Month + 2.75%), 3/21/22(s)		6,972	7,073,385
Gardner Denver, Inc. 4.25%-4.57% (LIBOR 6 Month + 3.25%), 7/30/20(s)		5,356	5,351,305
GFL Environmental Inc. 3.897% (LIBOR 3 Month + 2.75%), 9/29/23(s)		2,301	2,310,708
Transdigm Inc. 3.993% (LIBOR 1 Month + 3.00%), 6/09/23(s)		2,345	2,342,154
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.00% (LIBOR 3 Month + 3.00%), 3/03/23(s)		589	594,386

			17,671,938

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.00% (LIBOR 3 Month + 4.00%), 8/07/20(s)	U.S.$	3,560	$3,602,942

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 4.00% (LIBOR 3 Month + 3.00%), 12/15/22(s)		2,264	2,275,478
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.147% (LIBOR 3 Month + 3.00%), 4/01/24(s)		4,944	4,931,167

			7,206,645

Consumer Cyclical - Other – 0.2%
La Quinta Intermediate Holdings L.L.C. 3.908% (LIBOR 3 Month + 2.75%), 4/14/21(s)		8,210	8,273,928
Scientific Games International, Inc. 4.994% (LIBOR 1 Month + 4.00%), 10/01/21(s)		5,014	5,086,578

			13,360,506

Consumer Cyclical - Retailers – 0.4%
Burlington Coat Factory Warehouse Corporation 3.75% (LIBOR 3 Month + 2.75%), 8/13/21(s)		579	580,511
Harbor Freight Tools USA, Inc. 4.243% (LIBOR 1 Month + 3.25%), 8/18/23(s)		2,045	2,038,596
J.C. Penney Corporation, Inc. 5.304% (LIBOR 3 Month + 4.25%), 6/23/23(s)		6,859	6,846,111
Michaels Stores, Inc. 3.75% (LIBOR 3 Month + 2.75%), 1/30/23(s)		2,498	2,492,867
Neiman Marcus Group Inc., The 4.25% (LIBOR 3 Month + 3.25%), 10/25/20(s)		1,337	1,064,932
Rite Aid Corporation 5.75% (LIBOR 3 Month + 4.75%), 8/21/20(s)		3,000	3,004,680
Serta Simmons Bedding, LLC 9.038% (LIBOR 3 Month + 8.00%), 11/08/24(s)		15,912	16,110,900

			32,138,597

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Company, Inc. 3.98% (LIBOR 1 Month + 3.00%), 2/11/22(s)	U.S.$	513	$513,188
Acadia Healthcare Company, Inc. 3.98% (LIBOR 1 Month + 3.00%), 2/16/23(s)		2,559	2,559,144
Air Medical Group Holdings, Inc. 5.00% (LIBOR 3 Month + 4.00%), 4/28/22(s)		3,752	3,737,581
Arbor Pharmaceuticals, LLC 6.147% (LIBOR 3 Month + 5.00%), 7/05/23(s)		7,265	7,396,753
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20(s)		4,937	4,818,693
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/17/18(s)		5,247	5,225,522
Mallinckrodt International Finance S.A. 3.897% (LIBOR 3 Month + 2.75%), 9/24/24(s)		6,297	6,293,371
Ortho-Clinical Diagnostics Holdings Luxembourg SARL 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(s)		3,920	3,898,604
Vizient, Inc. 5.00% (LIBOR 3 Month + 4.00%), 2/13/23(s)		2,519	2,526,462

			36,969,318

Energy – 0.2%
California Resources Corporation 11.375% (LIBOR 3 Month + 10.38%), 12/31/21(s)		12,618	13,863,544
Chesapeake Energy Corporation 8.553% (LIBOR 3 Month + 7.50%), 8/23/21(s)		4,080	4,405,135

			18,268,679

Other Industrial – 0.1%
Travelport Finance (Luxembourg) SARL 4.289% (LIBOR 3 Month + 3.25%), 9/02/21(s)		9,736	9,805,454

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(s)	U.S.$	5,163	$5,164,751

Technology – 0.7%
Avaya Inc. 6.417% (LIBOR 3 Month + 5.25%), 5/29/20(c)(f)(g)(t)		24,285	20,247,272
6.67% (LIBOR 3 Month + 5.50%), 3/31/18(c)(s)		371	308,061
8.50% (LIBOR 3 Month + 7.50%), 1/24/18(c)(s)		2,738	2,808,270
Conduent Incorporated 6.486% (LIBOR 1 Month + 5.50%), 12/07/23(s)		1,509	1,534,376
Smart Modular Technologies (Global), Inc. 9.25% (LIBOR 3 Month + 8.00%), 8/26/17(c)(s)		4,114	3,990,229
Solera, LLC (Solera Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 3/03/23(s)		13,934	14,028,864
Veritas US Inc. 6.772% (LIBOR 3 Month + 5.63%), 1/27/23(s)		12,128	12,057,413

			54,974,485

			215,332,185

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.304% (LIBOR 3 Month + 3.25%), 6/30/17(s)		9,316	9,361,053

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.035% (LIBOR 3 Month + 3.00%), 10/02/20(s)		4,343	4,363,501

Other Finance – 0.0%
iPayment, Inc. 4/06/23(t)		3,695	3,708,856

			8,072,357

Total Bank Loans (cost $244,381,258)			232,765,595

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Fixed Rate CMBS – 1.6%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 2/10/36(a)	U.S.$	5,344	$5,222,868
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.85%, 6/10/49		8,320	8,368,369
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.90%, 6/24/50(b)(e)		1,362	1,367,334
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		192	191,383
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,550	1,502,443
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.949%, 4/10/46(u)		11,346	588,614
Series 2015-GC31, Class D 4.199%, 6/10/48		1,416	1,081,944
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.229%, 10/15/45(u)		57,152	4,144,020
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.062%, 5/15/45(u)		20,396	1,578,125
Series 2012-CR5, Class XA 1.879%, 12/10/45(u)		11,458	726,576
Series 2012-LC4, Class XA 2.388%, 12/10/44(a)(u)		30,657	2,446,221
Series 2013-LC6, Class XA 1.811%, 1/10/46(u)		62,370	3,249,850
Series 2014-CR15, Class XA 1.432%, 2/10/47(u)		12,819	563,448
Series 2014-CR20, Class XA 1.328%, 11/10/47(u)		53,587	3,215,635
Series 2014-LC15, Class D 5.109%, 4/10/47(a)		8,500	7,208,792
Series 2014-LC17, Class D 3.687%, 10/10/47(a)		7,603	5,285,370

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-UBS5, Class D 3.495%, 9/10/47(a)	U.S.$	3,542	$2,592,897
Series 2015-DC1, Class D 4.498%, 2/10/48(a)		4,500	3,712,232
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.727%, 7/10/44(a)		2,500	2,648,445
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.735%, 2/10/46(u)		4,836	335,191
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.566%, 8/10/44(a)		7,937	8,520,866
Series 2013-GC13, Class D 4.201%, 7/10/46(a)		1,500	1,370,102
Series 2014-GC18, Class D 5.11%, 1/10/47(a)		4,503	3,846,148
Series 2014-GC20, Class D 5.02%, 4/10/47(a)		995	764,471
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.388%, 6/15/45(a)		5,000	5,076,786
Series 2012-CBX, Class E 5.388%, 6/15/45(a)		6,521	6,519,283
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.818%, 11/15/48		5,050	4,851,025
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41(l)		1,404	1,405,044
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 2.126%, 11/15/45(a)(u)		40,439	2,431,833
Series 2014-C19, Class D 3.25%, 12/15/47(a)		4,130	3,268,413
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.893%, 12/10/45(a)(u)		3,706	257,480
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(a)		5,000	4,047,661

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2012-C6, Class D 5.761%, 4/15/45(a)	U.S.$	3,450	$3,486,218
Series 2012-C7, Class XA 1.634%, 6/15/45(a)(u)		7,473	421,862
Series 2012-C8, Class E 5.063%, 8/15/45(a)		6,905	6,638,663
Series 2014-C20, Class D 3.986%, 5/15/47(a)		10,906	8,376,977
Series 2014-C21, Class D 3.497%, 8/15/47(a)		10,000	7,625,273
Series 2014-C23, Class D 4.137%, 10/15/57(a)		13,722	10,873,172

			135,811,034

Non-Agency Floating Rate CMBS – 0.1%
Morgan Stanley Capital I Trust Series 2015-MS1, Class D 4.164%, 5/15/48(a)(l)		2,790	2,341,540
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.415%, 6/15/44(a)(l)		2,576	2,659,557

			5,001,097

Total Commercial Mortgage-Backed Securities (cost $145,708,330)			140,812,131

		Shares
PREFERRED STOCKS – 1.4%
Industrial – 1.0%
Basic – 0.1%
Peabody Energy Corp. 8.50%(c)(f)		143,581	7,896,955

Capital Goods – 0.6%
Tervita Corp. 0.00%(b)(c)(f)		7,165,266	51,834,733

Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)		6,280	7,290,687

Energy – 0.1%
Berry Petroleum Co. LLC 0.00%(b)(c)(f)		538,628	7,271,478

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Services – 0.1%
iPayment Holdings, Inc. 0.00%(f)	61,912	$6,191,200

		80,485,053

Financial Institutions – 0.4%
Banking – 0.3%
GMAC Capital Trust I 6.824%	51,850	1,320,101
Morgan Stanley 5.85%	635,775	16,771,744
Santander Finance Preferred SAU 6.80%	67,000	1,735,367
US Bancorp Series F 6.50%	175,125	5,138,168

		24,965,380

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%	102,401	3,168,287
XLIT Ltd. Series D 4.278% (LIBOR 3 Month + 3.12%)(j)	3,750	3,244,922

		6,413,209

REITS – 0.0%
Hersha Hospitality Trust 6.875%	64,000	1,615,360
Sovereign Real Estate Investment Trust 12.00%(a)	501	623,119

		2,238,479

		33,617,068

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%	60,000	1,698,000

Total Preferred Stocks (cost $95,754,625)		115,800,121

70 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.2%
Brazil – 0.8%
Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50	BRL	62,125	$64,011,295

Colombia – 0.2%
Fideicomiso PA Costera 6.25%, 1/15/34(a)	COP	7,580,000	2,602,243
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(e)		36,247,335	12,659,462

			15,261,705

Mexico – 0.2%
Mexican Udibonos Series S 4.00%, 11/30/28	MXN	241,214	13,801,363
4.50%, 12/04/25		117,119	6,812,385

			20,613,748

Total Inflation-Linked Securities (cost $88,357,686)			99,886,748

		Shares
COMMON STOCKS – 1.2%
Financials – 0.5%
Insurance – 0.4%
Mt. Logan Re Ltd. (Preference Shares)(f)(h)(v)(w)		12,695	13,014,805
Mt. Logan Re Ltd. (Preference Shares)(f)(h)(w)(x)		25,000	25,070,175

			38,084,980

Diversified Financial Services – 0.1%
iPayment, Inc.(f)		10,243,837	6,556,056

			44,641,036

Energy – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Berry Petroleum Co. LLC(c)(f)		651,423	7,491,364
CHC Group LLC(b)(f)(h)		255,317	2,936,145
Halcon Resources Corp.(f)		67,837	454,508
Linn Energy, Inc.(f)		138,471	3,881,342
Peabody Energy Corp.(f)		430,034	10,927,164
Peabody Energy Corp.(b)(c)(f)		20,062	509,575
SandRidge Energy, Inc.(f)		141,947	2,614,664
Tervita Corp.(b)(c)(f)		125,625	908,792
Vantage Drilling International(c)(f)		30,215	4,985,475

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Whiting Petroleum Corp.(f)		323,999	$2,689,192

			37,398,221

Consumer Discretionary – 0.1%
Automobiles – 0.0%
Liberty Tire Recycling LLC(b)(c)(f)		128,591	– 0	–

Internet & Direct Marketing Retail – 0.1%
Travelport Worldwide Ltd.		543,898	7,163,137

Auto Components – 0.0%
Exide Technologies(b)(f)(h)		332,502	249,376

Multiline Retail – 0.0%
K201640219 (South Africa) Ltd. A Shares(b)(c)(f)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(b)(c)(f)		10,275,684	10

			75

			7,412,588

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(f)		13	142,155

Machinery – 0.1%
Modular Space Corp.(b)(e)		518,216	6,736,808

			6,878,963

Materials – 0.0%
Metals & Mining – 0.0%
Neenah Enterprises, Inc.(b)(c)(f)		49,578	111,055

Total Common Stocks (cost $131,439,491)			96,441,863

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	5,600	7,216,440
Pertamina Persero PT 6.00%, 5/03/42(a)		720	764,100
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	11,107,653

			19,088,193

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.40%, 4/30/23(a)	U.S.$	6,200	$6,238,750

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23		6,359	6,395,882
5.375%, 3/13/22(a)		3,805	3,985,738
5.50%, 1/21/21		4,910	5,204,600

			15,586,220

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 11/15/26(a)		5,000	1,897,500
9.75%, 5/17/35(a)		4,449	2,113,131

			4,010,631

Total Quasi-Sovereigns (cost $43,689,867)			44,923,794

WHOLE LOAN TRUSTS – 0.5%
Performing Asset – 0.5%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(b)(c)		531	531,452
16.00%, 1/01/21(b)(c)	MXN	104,444	5,548,088
Deutsche Bank Mexico SA 8.00%, 10/31/34(b)(c)(l)		38,926	1,323,366
8.00%, 10/31/34(b)(c)		82,812	2,815,343
Finalam, S.A. de C.V. 17.25%, 8/06/19(b)(c)		32,624	1,732,966
Flexpath Wh I LLC Series B 11.00%, 4/01/21(b)(c)	U.S.$	3,103	2,513,679
Series B2 11.00%, 1/01/22(b)(c)		4,510	3,833,094
Series B3 11.00%, 9/01/22(b)(c)		474	417,665
13.00%, 10/23/20(b)(c)		4,295	3,603,466
Recife Funding Zero Coupon, 11/05/29(b)(c)		9,586	8,082,900
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20(b)(c)		2,669	1,749,696
Sheridan Auto Loan Holdings I LLC 10.00%, 9/30/21(b)(c)		6,350	5,470,482
Sheridan Consumer Finance Trust 10.86%, 3/01/21(b)(c)		6,946	6,485,168

Total Whole Loan Trusts (cost $52,657,350)			44,107,365

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.5%
Argentina – 0.5%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a)	U.S.$	8,149	$8,413,842
9.125%, 3/16/24(a)		23,904	27,071,280
Provincia de Cordoba 7.125%, 6/10/21(a)		4,503	4,750,665
12.375%, 8/17/17(a)		2,185	2,245,088

Total Local Governments – Regional Bonds (cost $38,725,349)			42,480,875

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.1%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,025	603,810
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,090,491
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		1,877	1,579,143
Series 2006-10, Class AF3 5.985%, 6/25/36		1,700	871,849
Series 2006-6, Class AF4 6.121%, 3/25/36		4,120	2,071,856
Series 2006-6, Class AF5 6.241%, 3/25/36		3,333	1,624,691
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		675	661,099
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,603	723,287
Series 2007-8XS, Class A2 6.00%, 4/25/37		5,043	2,920,741

			13,146,967

Autos - Fixed Rate – 0.1%
CPS Auto Receivables Trust Series 2017-B, Class E 5.75%, 12/15/23(a)		2,055	2,054,602

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)	U.S.$	3,890	$4,144,365

			6,198,967

Other ABS - Fixed Rate – 0.1%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)		4,728	4,925,044

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.924%, 5/25/37(l)		423	627,510

Total Asset-Backed Securities (cost $26,386,467)			24,898,488

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
ALM XII Ltd. Series 2015-12A, Class D 6.658% (LIBOR 3 Month + 5.50%), 4/16/27(a)(j)		5,985	5,951,598
Carlyle Global Market Strategies CLO Ltd. Series 2014-3A, Class D1 6.137% (LIBOR 3 Month + 5.10%), 7/27/26(a)(j)		1,000	996,314
Series 2016-1A, Class C 6.056% (LIBOR 3 Month + 4.90%), 4/20/27(a)(j)		1,800	1,825,618
OZLM VIII Ltd. Series 2014-8A, Class D 6.108% (LIBOR 3 Month + 4.95%), 10/17/26(a)(j)		3,450	3,365,899
Tryon Park CLO Ltd. Series 2013-1A, Class D 5.42% (LIBOR 3 Month + 4.40%), 7/15/25(a)(j)		2,750	2,645,307

Total Collateralized Loan Obligations (cost $13,275,047)			14,784,736

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.60%, 11/01/40	U.S.$	1,200	$1,802,256
7.625%, 3/01/40		1,250	1,848,075
7.95%, 3/01/36		2,235	2,579,302
State of Illinois Series 2010 7.35%, 7/01/35		4,120	4,313,310

Total Local Governments – US Municipal Bonds (cost $8,856,482)			10,542,943

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,358,519

Romania – 0.1%
Romanian Government International Bond 4.875%, 1/22/24(a)		6,000	6,532,500

Total Governments – Sovereign Bonds (cost $7,813,469)			8,891,019

		Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Forward Contracts – 0.1%
RUB/USD Expiration: Jun 2017, Exercise Price: RUB 57.20(f)(y)		2,230,800,000	596,448
RUB/USD Expiration: Jun 2017, Exercise Price: 57.20(f)(y)		2,230,800,000	596,447
TRY/USD Expiration: Jun 2017, Exercise Price: TRY 3.70(f)(y)		143,151,300	1,414,969

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Contracts	U.S. $ Value

ZAR/USD Expiration: Jul 2017, Exercise Price: ZAR 13.25(f)(y)	1,583,375,000	$2,219,894

Total Options Purchased – Calls (premiums paid $3,763,710)		4,827,758

	Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(b)(c)(f)	44	– 0	–
FairPoint Communications, Inc., expiring 1/24/18(c)(f)	6,740	67
Flexpath Capital, Inc., expiring 4/15/31(b)(c)(f)	189,795	– 0	–
iPayment Holdings, Inc., expiring 12/29/22(b)(c)(f)	1,515,784	803,366
Midstates Petroleum Co., Inc., expiring 4/21/20(b)(c)(f)	259,925	1,169,663
Peabody Energy Corp., expiring 7/03/17(b)(c)(f)	20,146	511,708
Peabody Energy Corp., expiring 7/03/17(b)(c)(f)	1,142	29,007
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(f)	302,868	302,868
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(f)	130,363	73,003
Smart Modular Technologies, Inc., expiring 11/05/21(b)(c)(f)	88,048	– 0	–
Smart Modular Technologies, Inc., expiring 11/05/22(b)(c)(f)	110,060	– 0	–

Total Warrants (cost $4,527,301)		2,889,682

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/JPY/AUD Expiration: Jun 2017, Exercise Price: EUR 1.00(f)(y)	319,280,000	19,476
JPY/EUR Expiration: May 2017, Exercise Price: JPY 121.35(f)(y)	4,550,625,000	463,778

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Company	Contracts	U.S. $ Value

JPY/EUR Expiration: May 2017, Exercise Price: JPY 121.35(f)(y)	9,095,182,500	$926,938

		1,410,192

Options on Funds and Investment Trusts – 0.0%
iShares MSCI EAFE ETF Expiration: May 2017, Exercise Price: $ 60.00(f)(y)	2,097,800	193,281
iShares MSCI EAFE ETF Expiration: May 2017, Exercise Price: $ 60.00(f)(y)	2,097,800	193,281
iShares MSCI Emerging Markets ETF Expiration: May 2017, Exercise Price: $ 37.00(f)(y)	9,565,900	305,257
iShares MSCI Emerging Markets ETF Expiration: May 2017, Exercise Price: $ 37.00(f)(z)	37,201	130,203

		822,022

Options on Indices – 0.0%
S&P 500 Index 3M5Y Expiration: Jul 2017, Exercise Price: $ 2,303.75(f)(y)	215,200,000	136,222
S&P 500 Index 3M5Y Expiration: Jul 2017, Exercise Price: $ 2,303.75(f)(y)	380,000,000	240,540

		376,762

Total Options Purchased – Puts (premiums paid $7,639,683)		2,608,976

	Shares
SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(aa)(ab) (cost $284,756,833)	284,756,833	284,756,833

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Egypt – 0.4%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 1/25/18-3/08/18(a)	EGP	288,593		$13,835,920
Series G Zero Coupon, 1/25/18(a)		313,900		15,251,192

Total Governments – Sovereign Bonds (cost $28,083,165)				29,087,112

Time Deposits – 0.4%
ANZ, London 0.50%, 5/01/17	AUD	1,169		875,698
Barclays, London 0.42%, 5/01/17	U.S.$	16,410		16,409,955
BBH, Grand Cayman (0.95)%, 5/02/17	SEK	– 0	–**	6
(0.22)%, 5/01/17	JPY	62,721		562,642
0.005%, 5/02/17	HKD	12,946		1,664,403
0.01%, 5/02/17	SGD	8		5,498
0.05%, 5/01/17	CAD	– 0	–**	1
0.05%, 5/02/17	NOK	838		97,633
DNB, Oslo (0.575)%, 5/02/17	EUR	594		646,882
Sumitomo, Tokyo 0.05%, 5/02/17	GBP	5,979		7,744,524

Total Time Deposits (cost $27,985,818)				28,007,242

CORPORATES – INVESTMENT GRADE – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
HSBC Bank PLC Zero Coupon, 11/02/17 (cost $6,557,441)	EGP	129,050		6,538,295

Total Short-Term Investments (cost $347,383,257)				348,389,482

Total Investments – 100.8% (cost $8,126,186,741)				8,215,741,718
Other assets less liabilities – (0.8)%				(66,611,553)

Net Assets – 100.0%				$8,149,130,165

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	556	June 2017	$20,179,592	$21,248,669	$1,069,077
U.S. T-Note 5 Yr (CBT) Futures	2,810	June 2017	330,306,550	332,721,562	2,415,012

Sold Contracts
Euro-OAT Futures	1,262	June 2017	202,803,618	205,984,537	(3,180,919)
U.S. Long Bond (CBT) Futures	1,018	June 2017	152,731,813	155,722,188	(2,990,375)
U.S. T-Note 10 Yr (CBT) Futures	573	June 2017	71,257,922	72,036,844	(778,922)

					$(3,466,127)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NOK	203,904	USD	23,716	5/11/17	$(35,536)
Australia and New Zealand Banking Group Ltd.	CNH	1,437,418	USD	207,371	5/15/17	(737,966)
Australia and New Zealand Banking Group Ltd.	USD	69,788	CNY	481,250	5/25/17	(178,760)
Australia and New Zealand Banking Group Ltd.	AUD	156,269	USD	118,001	7/10/17	1,129,594
Bank of America, NA	MXN	815,480	USD	43,049	6/16/17	67,786
Bank of America, NA	USD	39,452	MXN	739,204	6/16/17	(490,471)
Bank of America, NA	CAD	106,598	USD	79,147	6/22/17	994,466
Bank of America, NA	USD	30,906	RUB	1,752,193	6/22/17	(489,015)
Bank of America, NA	ZAR	843,392	USD	61,413	7/10/17	(946,719)
Barclays Bank PLC	NOK	9,266	USD	1,109	5/11/17	29,331
Barclays Bank PLC	KRW	45,619,222	USD	40,198	5/18/17	92,086
BNP Paribas SA	GBP	33,724	USD	41,278	5/18/17	(2,421,430)
BNP Paribas SA	USD	85,598	GBP	66,745	5/18/17	891,125
BNP Paribas SA	USD	24,509	IDR	328,991,000	5/19/17	131,414
BNP Paribas SA	USD	79,096	TRY	285,040	6/08/17	280,662
BNP Paribas SA	USD	45,611	CHF	45,858	6/14/17	607,750
BNP Paribas SA	USD	38,323	CLP	25,045,149	6/14/17	(878,483)
BNP Paribas SA	USD	19,425	PEN	63,306	6/14/17	(4,666)
BNP Paribas SA	USD	78,005	MXN	1,489,934	6/16/17	524,717

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	2,917	ARS	52,896	7/05/17	$412,837
Citibank, NA	GBP	71,187	USD	86,946	5/18/17	(5,298,102)
Citibank, NA	USD	7,715	GBP	5,979	5/18/17	33,222
Citibank, NA	IDR	67,643,842	USD	5,033	5/19/17	(33,394)
Citibank, NA	TRY	139,627	EUR	34,714	6/08/17	(995,331)
Citibank, NA	TWD	1,210,315	USD	39,676	6/13/17	(459,841)
Citibank, NA	CHF	116,217	USD	116,168	6/14/17	(961,575)
Citibank, NA	USD	160,793	INR	10,537,270	6/15/17	2,320,579
Citibank, NA	CAD	75,599	USD	56,515	6/22/17	1,089,641
Citibank, NA	EUR	340,515	USD	362,255	7/13/17	(10,063,675)
Credit Suisse International	USD	7,439	ZAR	96,183	5/03/17	(242,454)
Credit Suisse International	NOK	326,365	USD	38,130	5/11/17	113,905
Credit Suisse International	NOK	333,798	USD	38,835	5/11/17	(46,850)
Credit Suisse International	AUD	26,156	CAD	26,159	5/12/17	(415,248)
Credit Suisse International	ZAR	151,574	USD	11,286	5/24/17	(9,088)
Credit Suisse International	USD	21,672	TRY	82,900	6/16/17	1,359,516
Credit Suisse International	RUB	1,199,368	USD	20,346	6/20/17	(483,948)
Credit Suisse International	USD	7,243	TRY	27,453	9/22/17	174,123
Credit Suisse International	USD	7,420	TRY	28,951	12/21/17	209,278
Deutsche Bank AG	BRL	636,291	USD	201,965	5/03/17	1,551,274
Deutsche Bank AG	USD	198,940	BRL	636,291	5/03/17	1,473,403
Deutsche Bank AG	RUB	1,188,149	USD	20,155	6/20/17	(479,421)
Deutsche Bank AG	USD	8,554	EUR	7,961	7/13/17	150,800
Deutsche Bank AG	TRY	26,964	USD	7,339	7/26/17	(66,243)
Goldman Sachs Bank USA	ZAR	96,183	USD	7,439	5/04/17	243,725
Goldman Sachs Bank USA	JPY	4,585,156	USD	40,022	5/11/17	(1,123,221)
Goldman Sachs Bank USA	USD	77,263	TRY	292,941	6/08/17	4,314,623
HSBC Bank USA	SEK	20,264	USD	2,264	5/11/17	(24,729)
HSBC Bank USA	ZAR	356,616	USD	28,231	5/24/17	1,655,588
JPMorgan Chase Bank, NA	CAD	26,159	AUD	26,156	5/12/17	415,171
JPMorgan Chase Bank, NA	MXN	221,587	USD	11,802	6/16/17	122,688
JPMorgan Chase Bank, NA	TRY	82,900	USD	21,672	6/16/17	(1,359,319)
JPMorgan Chase Bank, NA	USD	7,339	TRY	26,868	7/26/17	40,038
JPMorgan Chase Bank, NA	USD	15,778	ZAR	207,946	7/26/17	(445,042)
JPMorgan Chase Bank, NA	ZAR	207,946	USD	15,778	7/26/17	445,056
JPMorgan Chase Bank, NA	TRY	27,453	USD	7,243	9/22/17	(174,007)
JPMorgan Chase Bank, NA	TRY	28,951	USD	7,420	12/21/17	(209,237)
Morgan Stanley & Co. LLC	NZD	163,284	USD	113,630	7/10/17	1,714,405
Royal Bank of Scotland PLC	USD	201,390	BRL	636,291	5/03/17	(975,966)

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	BRL	636,291	USD	198,940	5/03/17	$(1,473,403)
Royal Bank of Scotland PLC	JPY	6,551,714	USD	58,817	5/11/17	24,553
Royal Bank of Scotland PLC	USD	57,884	JPY	6,394,861	5/11/17	(498,946)
Royal Bank of Scotland PLC	BRL	636,291	USD	199,812	6/02/17	1,028,856
Royal Bank of Scotland PLC	USD	82,559	COP	238,967,000	6/14/17	(1,892,756)
Royal Bank of Scotland PLC	EUR	1,718	USD	1,828	7/13/17	(49,943)

						$(10,322,573)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares MSCI EAFE ETF(y)	2,097,800	$57.00	May 2017	$388,093	$(56,044)
iShares MSCI EAFE ETF(y)	2,097,800	57.00	May 2017	356,626	(56,045)
iShares MSCI Emerging Markets ETF(z)	37,201	36.50	May 2017	519,198	(111,603)
iShares MSCI Emerging Markets ETF(y)	9,565,900	36.50	May 2017	1,434,885	(211,110)

				$2,698,802	$(434,802)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 28, 5 Year Index	Goldman Sachs International	Sell	107.00%	May, 2017	$40,146	$157,573	$(255,053)
Put – CDX-NAHY Series 28, 5 Year Index	Goldman Sachs International	Sell	106.50	May, 2017	40,146	264,964	(61,932)

						$422,537	$(316,985)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Call – CHF vs. EUR	CHF	1.044	5/04/17	CHF	74,326	$376,484	$(4,631)
Call – CHF vs. EUR	CHF	1.040	5/05/17		74,734	455,355	(5,708)
Call – GBP vs. EUR	GBP	0.846	5/22/17	GBP	61,186	465,710	(850,972)
Call – JPY vs. CAD	JPY	76.000	9/27/17	JPY	3,982,400	298,752	(311,590)
Call – JPY vs. EUR	JPY	115.000	5/18/17		4,191,750	241,076	(29,744)
Call – JPY vs. EUR	JPY	112.000	5/22/17		4,200,000	301,679	(19,554)
Call – JPY vs. EUR	JPY	112.000	5/22/17		8,394,400	574,317	(39,082)

82 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Call – TRY vs. USD	TRY	3.600	5/12/17	TRY	140,220	$169,043	$(604,234)
Put – BRL vs. USD	BRL	3.335	5/31/17	BRL	134,651	277,780	(187,507)
Put – CAD vs. AUD	CAD	1.013	5/10/17	CAD	107,946	260,838	(836,020)
Put – CAD vs. USD	CAD	1.387	5/30/17		56,035	143,218	(127,254)
Put – CNH vs. USD	CNH	7.082	6/13/17	CNH	551,688	303,810	(35,037)
Put – KRW vs. USD	KRW	1,167.000	5/17/17	KRW	46,796,700	242,605	(120,169)
Put – KRW vs. USD	KRW	1,178.100	5/18/17		47,241,810	286,715	(85,483)
Put – NOK vs. EUR	NOK	9.100	5/04/17	NOK	648,694	392,634	(2,131,184)
Put – NZD vs. AUD	NZD	1.150	9/14/17	NZD	117,933	380,959	(175,953)
Put – RUB vs. USD	RUB	62.200	6/19/17	RUB	2,425,800	427,050	(118,629)
Put – RUB vs. USD	RUB	62.200	6/19/17		2,425,800	424,281	(118,629)
Put – RUB vs. USD	RUB	77.616	10/16/17		3,003,739	1,196,217	(71,811)
Put – TRY vs. USD	TRY	4.050	6/15/17	TRY	156,735	532,129	(30,624)
Put – TRY vs. USD	TRY	3.860	7/25/17		154,979	421,976	(348,140)
Put – TRY vs. USD	TRY	4.100	9/21/17		160,515	716,445	(361,028)
Put – TRY vs. USD	TRY	4.300	12/20/17		167,915	956,725	(560,623)
Put – ZAR vs. USD	ZAR	13.505	5/02/17	ZAR	528,721	309,285	(108,761)
Put – ZAR vs. USD	ZAR	14.750	7/06/17		1,762,625	1,825,960	(814,721)
Put – ZAR vs. USD	ZAR	14.050	7/24/17		1,131,025	1,029,595	(1,564,118)

						$13,010,638	$(9,661,206)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./INTRCONX
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)%	1.56%	EUR	22,398	$(2,708,246)	$(1,388,610)
Morgan Stanley & Co. LLC/INTRCONX
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	3.01		$214,280	(18,733,607)	(3,344,423)

Sale Contracts
Citigroup Global Markets, Inc./INTRCONX
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	1.46		27,978	1,765,532	1,078,767
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.09		51,660	599,578	378,802
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	0.57	EUR	4	487	154
Morgan Stanley & Co. LLC/INTRCONX
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	3.28		$6,174	505,471	96,588

abfunds.com	AB HIGH INCOME FUND | 83

PORTFOLIO OF INVESTMENTS (continued)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00%	1.56%	EUR	22,398	$2,711,635	$986,527
iTraxx Europe Crossover Series 27, 5 Year Index, 6/20/22*	5.00	2.66		80,611	10,072,245	1,997,535

					$(5,786,905)	$(194,660)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME Group)	CAD	303,955	11/14/21	3 Month CDOR	1.323%	$429,068
Morgan Stanley & Co. LLC/(CME Group)		303,955	11/15/21	3 Month CDOR	1.318%	376,713
Morgan Stanley & Co. LLC/(CME Group)	EUR	364,390	3/17/22	0.259%	6 Month EURIBOR	(1,939,105)
Morgan Stanley & Co. LLC/(CME Group)		$215,190	3/17/22	3 Month LIBOR	2.227%	3,238,336
Morgan Stanley & Co. LLC/(CME Group)	CAD	61,033	11/14/46	2.223%	3 Month CDOR	493,823
Morgan Stanley & Co. LLC/(CME Group)		61,047	11/15/46	2.234%	3 Month CDOR	380,130

						$2,978,965

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	(5.00)%	0.70%	$18,869	$(223,905)	$(88,138)	$(135,767)

84 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00%	0.34%	$6,192	$648,461	$297,556	$350,905
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	17.04	2,917	(838,535)	(564,105)	(274,430)
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	17.04	7,293	(2,096,481)	(1,408,086)	(688,395)
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/19*	5.00	2.58	12,770	710,284	466,425	243,859
Citibank, NA
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.53	5,000	(402,001)	(59,895)	(342,106)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.53	25,000	(2,010,000)	(282,951)	(1,727,049)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	547	(102,818)	(85,918)	(16,900)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	1,368	(257,138)	(214,873)	(42,265)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	1,368	(257,709)	(209,565)	(48,144)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	2,735	(515,228)	(418,563)	(96,665)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	14,000	(2,631,533)	(1,946,750)	(684,783)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	15,000	(2,823,667)	(1,863,139)	(960,528)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	15,000	(2,819,500)	(1,788,240)	(1,031,260)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.53	5,000	(402,000)	(111,351)	(290,649)

abfunds.com	AB HIGH INCOME FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00%	4.53%	$5,000	$(402,000)	$(91,459)	$(310,541)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	2,395	(266,723)	(297,875)	31,152
Goldman Sachs Bank USA
CDX-NAIG Series 9, 10 Year Index, 12/20/17*	5.00	0.16	5,700	213,132	(111,150)	324,282
K. Hovnanian Enterprises, Inc., 7.000%, 1/15/19, 9/20/20*	5.00	17.04	3,110	(894,016)	(565,736)	(328,280)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	58.78	12,590	(8,417,250)	158,176	(8,575,426)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	4.65	11,500	243,601	788,086	(544,485)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	17,700	(3,327,010)	(3,659,012)	332,002
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	20,000	(3,759,333)	(3,686,757)	(72,576)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	643	(121,130)	(95,868)	(25,262)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	1,368	(257,708)	(213,745)	(43,963)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	1,368	(257,708)	(213,745)	(43,963)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	1,368	(257,709)	(211,359)	(46,350)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	12,300	(2,311,990)	(2,138,556)	(173,434)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	5,000	(941,917)	(694,657)	(247,260)

86 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	9.75%	$5,000	$(941,916)	$(690,195)	$(251,721)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	5,000	(941,917)	(685,729)	(256,188)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	10,000	(1,883,834)	(1,380,391)	(503,443)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	8,871	(1,669,957)	(1,101,887)	(568,070)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	5,000	(941,917)	(119,635)	(822,282)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	10,000	(1,883,833)	(213,023)	(1,670,810)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	10,000	(1,883,834)	(210,394)	(1,673,440)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	4,740	(527,877)	(542,935)	15,058
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	2,370	(263,939)	(248,371)	(15,568)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	1,185	(131,969)	(112,674)	(19,295)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	2,370	(263,939)	(229,523)	(34,416)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	2,443	(272,069)	(218,854)	(53,215)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	14,221	(1,583,745)	(1,303,831)	(279,914)
United States Steel Corp., 6.650%, 6/01/37, 12/20/21*	5.00	5.08	4,590	(7,644)	(343,789)	336,145
Morgan Stanley Capital Services LLC
Bombardier, Inc., 7.450%, 5/01/34, 6/20/21*	5.00	3.21	5,000	363,959	208,461	155,498

				$(47,613,962)	$(26,504,020)	$(21,109,942)

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 87

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	103,953	LIBOR	$26,638	6/20/17	$495,255
iBoxx $ Liquid High Yield Index	68,723	LIBOR	17,782	6/20/17	155,623
iBoxx $ Liquid High Yield Index	27,514	LIBOR	7,071	6/20/17	110,448
iBoxx $ Liquid High Yield Index	34,164	LIBOR	8,840	6/20/17	77,365
Goldman Sachs International
iBoxx $ Liquid High Yield Index	147,321	LIBOR	37,880	6/20/17	572,979
iBoxx $ Liquid High Yield Index	156,933	LIBOR	40,420	6/20/17	541,711
iBoxx $ Liquid High Yield Index	104,355	LIBOR	27,028	6/20/17	210,226
iBoxx $ Liquid High Yield Index	102,227	LIBOR	26,515	6/20/17	167,607
iBoxx $ Liquid High Yield Index	68,152	LIBOR	17,677	6/20/17	111,740
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	66,036	LIBOR	17,095	6/20/17	141,284
iBoxx $ Liquid High Yield Index	39,892	LIBOR	10,327	6/20/17	85,349
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	47,048	LIBOR	12,103	6/20/17	177,103
iBoxx $ Liquid High Yield Index	31,999	LIBOR	8,219	6/20/17	133,254
iBoxx $ Liquid High Yield Index	32,986	LIBOR	8,535	6/20/17	74,697

					$3,054,641

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)	Market Value			Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
iShares Russell 2000 Index 5/5/17*	13.00%	$514	$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG
S&P 500 Index 5/5/17*	8.45	1,140		226,031			– 0	–		226,031
Goldman Sachs International
PowerShares QQQ Trust, Series 1 5/5/17*	9.65	561		75,990			– 0	–		75,990

				$302,021		$	– 0	–		$302,021

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2017
Barclays Capital, Inc.	9,063	USD	(5.50	)%*	5/02/17	$9,007,118
Barclays Capital, Inc.	3,852	USD	(3.00	)%*	5/04/17	3,849,273
Barclays Capital, Inc.†	3,520	USD	(7.00	)%*	—	3,515,893
Barclays Capital, Inc.†	3,693	USD	(7.00	)%*	—	3,689,051
Barclays Capital, Inc.†	2,512	USD	(4.00	)%*	—	2,509,909
Barclays Capital, Inc.†	499	USD	(3.00	)%*	—	498,689

88 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2017
Barclays Capital, Inc.†	2,038	USD	(3.00	)%*	—	$2,035,462
Barclays Capital, Inc.†	2,405	USD	(3.00	)%*	—	2,403,913
Barclays Capital, Inc.†	2,465	USD	(3.00	)%*	—	2,463,902
Barclays Capital, Inc.†	4,080	USD	(3.00	)%*	—	4,077,620
Barclays Capital, Inc.†	1,071	USD	(2.75	)%*	—	1,066,662
Barclays Capital, Inc.†	6,026	USD	(2.25	)%*	—	6,007,735
Barclays Capital, Inc.†	2,029	USD	(2.00	)%*	—	2,027,560
Barclays Capital, Inc.†	1,443	USD	(1.50	)%*	—	1,442,468
Barclays Capital, Inc.†	3,039	USD	(1.00	)%*	—	3,038,134
Barclays Capital, Inc.†	3,149	USD	(1.00	)%*	—	3,145,652
Barclays Capital, Inc.†	4,733	USD	(1.00	)%*	—	4,728,010
Barclays Capital, Inc.†	2,691	USD	(0.50	)%*	—	2,690,918
Barclays Capital, Inc.†	5,345	USD	(0.25	)%*	—	5,342,771
Barclays Capital, Inc.†	1,741	USD	0.00%		—	1,741,174
Barclays Capital, Inc.†	2,940	USD	0.00%		—	2,940,333
Barclays Capital, Inc.†	3,701	USD	0.00%		—	3,701,250
Barclays Capital, Inc.†	1,920	USD	0.25%		—	1,920,653
Barclays Capital, Inc.†	1,952	USD	0.25%		—	1,952,560
Credit Suisse Securities (USA) LLC	4,677	GBP	(4.00	)%*	5/05/17	6,035,762
Credit Suisse Securities (USA) LLC	4,894	USD	(1.00	)%*	5/03/17	4,892,255
Credit Suisse Securities (USA) LLC†	526	EUR	(1.50	)%*	—	571,000
Credit Suisse Securities (USA) LLC†	2,722	EUR	(1.25	)%*	—	2,958,724
Credit Suisse Securities (USA) LLC†	2,780	USD	(1.00	)%*	—	2,779,228
Deutsche Bank Securities Inc.†	2,161	USD	(0.25	)%*	—	2,159,524
ING Financial Markets LLC	679	USD	0.00%		5/01/17	679,000
ING Financial Markets LLC†	990	USD	0.25%		—	990,234
ING Financial Markets LLC†	2,175	USD	0.25%		—	2,176,353
Jefferies & Company, Inc.†	3,812	USD	(0.10	)%*	—	3,810,780
JPMorgan Chase Bank, NA†	2,691	USD	0.25%		—	2,691,392
Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,588	USD	1.05%		7/13/17	20,598,308

						$126,139,270

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2017

*	Interest payment due from counterparty.

abfunds.com	AB HIGH INCOME FUND | 89

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous		Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$81,077,554		$24,463,408		$	– 0	–	$	– 0	–	$105,540,962
Governments – Treasuries	– 0	–	– 0	–		20,598,308			– 0	–	20,598,308

Total	$81,077,554		$24,463,408			$20,598,308		$	– 0	–	$126,139,270

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $2,491,980,141 or 30.6% of net assets.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2017.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.34% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	3/13/14	$11,351,337	$511,106	0.01%
Avaya, Inc. 10.50%, 3/01/21	7/25/13	10,750,111	3,754,328	0.05%
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.90%, 6/24/50	10/06/09	1,069,457	1,367,334	0.02%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.491%, 4/25/26	4/29/16	21,264,120	21,833,522	0.27%
Bellemeade Re II Ltd. Series 2016-1A, Class B1 12.991%, 4/25/26	4/29/16	2,330,884	2,534,301	0.03%
Bellemeade Re Ltd. Series 2015-1A, Class M2 5.291%, 7/25/25	7/27/15	5,897,819	6,018,389	0.07%
Creditcorp 12.00%, 7/15/18	6/28/13	6,190,361	5,336,300	0.07%
Dominican Republic International Bond 10.50%, 1/17/20	1/23/15	7,768,711	7,443,486	0.09%
Dominican Republic International Bond 12.00%, 1/20/22	1/23/15	7,884,308	7,563,363	0.09%

90 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	$1,469,658	$1,330,016	0.02%
Dominican Republic International Bond 16.00%, 7/10/20	12/14/10	15,674,248	13,744,248	0.17%
Exide Technologies 7.00%, 4/30/25	11/10/16	452,010	394,887	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35	3/04/16	10,603,492	12,659,462	0.16%
Golden Energy Offshore Services AS 5.00%, 12/31/17	5/14/14	5,209,084	1,565,454	0.02%
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	2,777,654	1,380,422	0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	12,955,187	1,612	0.00%
Modular Space Corp.	2/23/17	7,676,909	6,736,808	0.08%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13	6,562,439	724,390	0.01%
Vantage Drilling International 10.00%, 12/31/20	2/10/16	408,332	418,070	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	10/19/12	2,931,444	321,458	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/24/14	5,618,897	755,370	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	2,486,550	675,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/26/12	11,383,331	1,072,024	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241%, 11/25/25	9/06/16	6,098,866	6,323,001	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.491%, 11/25/25	9/28/15	3,332,630	3,653,420	0.04%

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC,	3/10/17	$18,385,445	$2,936,145	0.04%
CHC Group LLC/CHC Finance Ltd. Series AI 10/01/2020	3/10/17	9,227,875	22,721,163	0.28%
Exide Technologies Series AI 11.00%, 04/30/2020	4/30/15	22,741,497	18,515,463	0.23%

abfunds.com	AB HIGH INCOME FUND | 91

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Exide Technologies	4/30/15	$630,678	$249,376		0.00%
Momentive Performance Materials, Inc. 9.00%, 10/15/2020	10/11/12	10	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	4/01/15	25,000,000	25,070,175		0.31%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	12,695,000	13,014,805		0.16%

(i)	Convertible security.

(j)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(k)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(l)	Variable rate coupon, rate shown as of April 30, 2017.

(m)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2017.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted matured security.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Inverse interest only security.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2017.

(t)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	IO – Interest Only.

(v)	Effective prepayment date of April 2017.

(w)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(x)	Effective prepayment date of December 2016.

(y)	One contract relates to 1 share.

(z)	One contract relates to 100 shares.

(aa)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(ab)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

92 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

INTRCONX – Inter-Continental Exchange

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 93

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $7,841,429,908)	$7,930,984,885
Affiliated issuers (cost $284,756,833)	284,756,833
Cash	165,785
Cash collateral due from broker	31,850,289
Foreign currencies, at value (cost $24,021,022)	24,168,433
Dividends and interest receivable	117,680,654
Receivable for investment securities sold	47,076,464
Receivable for capital stock sold and foreign currency transactions	32,372,063
Unrealized appreciation on forward currency exchange contracts	23,642,212
Receivable for newly entered credit default swaps	19,910,953
Unrealized appreciation of total return swaps	3,054,641
Upfront premiums paid on credit default swaps	1,918,703
Unrealized appreciation on credit default swaps	1,788,901
Receivable for terminated variance swaps	1,601,026
Receivable for variation margin on exchange-traded derivatives	684,739
Unrealized appreciation on variance swaps	302,021
Affiliated dividends receivable	106,961

Total assets	8,522,065,563

Liabilities
Options written, at value (premiums received $15,709,440)	10,096,008
Swaptions written, at value (premiums received $422,537)	316,985
Payable for reverse repurchase agreements	126,139,270
Payable for investment securities purchased	98,444,090
Unrealized depreciation on forward currency exchange contracts	33,964,785
Upfront premiums received on credit default swaps	28,422,723
Unrealized depreciation on credit default swaps	22,898,843
Payable for capital stock redeemed	21,319,957
Payable for terminated credit default swaps	19,951,109
Dividends payable	6,154,188
Advisory fee payable	2,727,298
Distribution fee payable	1,400,145
Cash collateral received from broker	820,000
Transfer Agent fee payable	69,327
Administrative fee payable	17,524
Accrued expenses and other liabilities	193,146

Total liabilities	372,935,398

Net Assets	$8,149,130,165

Composition of Net Assets
Capital stock, at par	$911,103
Additional paid-in capital	8,153,492,387
Distributions in excess of net investment income	(44,244,644)
Accumulated net realized loss on investment and foreign currency transactions	(27,295,168)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	66,266,487

$8,149,130,165

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,901,383,143	213,135,340	$8.92	*

B	$2,089,165	232,093	$9.00

C	$1,277,230,954	141,507,512	$9.03

Advisor	$4,310,264,752	482,526,613	$8.93

R	$89,061,300	9,986,068	$8.92

K	$121,000,315	13,560,882	$8.92

I	$303,153,871	33,931,427	$8.93

Z	$144,946,665	16,223,233	$8.93

*	The maximum offering price per share for Class A shares was $9.32 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 95

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $176,448)	$229,500,156
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,890)	3,549,127
Affiliated issuers	430,548	$233,479,831

Expenses
Advisory fee (see Note B)	17,209,077
Distribution fee—Class A	2,443,782
Distribution fee—Class B	10,974
Distribution fee—Class C	6,353,071
Distribution fee—Class R	215,020
Distribution fee—Class K	136,784
Transfer agency—Class A	790,512
Transfer agency—Class B	1,243
Transfer agency—Class C	511,252
Transfer agency—Advisor Class	1,547,881
Transfer agency—Class R	97,148
Transfer agency—Class K	81,919
Transfer agency—Class I	77,933
Transfer agency—Class Z	12,218
Custodian	215,550
Printing	192,336
Registration fees	116,326
Audit and tax	90,558
Administrative	24,251
Legal	20,616
Directors’ fees	12,951
Miscellaneous	89,199

Total expenses before interest expense	30,250,601
Interest expense	136,999

Total expenses	30,387,600
Less: expenses waived and reimbursed by the Adviser (see Note B)	(214,600)

Net expenses		30,173,000

Net investment income		203,306,831

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$13,182,495
Swaps	76,312,101
Futures	2,475,179
Options written	31,960,947
Swaptions written	7,648,821
Foreign currency transactions	(3,496,983)
Net change in unrealized appreciation/depreciation on:
Investments	183,844,578
Swaps	(8,108,956)
Futures	(4,813,129)
Options written	3,523,599
Swaptions written	(44,347)
Foreign currency denominated assets and liabilities	(21,570,365)

Net gain on investment and foreign currency transactions	280,913,940

Net Increase in Net Assets from Operations	$484,220,771

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)		Year ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$203,306,831		$373,538,879
Net realized gain (loss) on investment and foreign currency transactions	128,082,560		(39,954,270)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	152,831,380		297,067,537
Contributions from Affiliates (see Note B)	– 0	–	7,328

Net increase in net assets from operations	484,220,771		630,659,474
Dividends to Shareholders from
Net investment income
Class A	(62,472,346)		(139,212,546)
Class B	(61,125)		(187,830)
Class C	(35,397,225)		(78,131,802)
Advisor Class	(126,460,641)		(204,670,690)
Class R	(2,581,781)		(5,662,042)
Class K	(3,455,784)		(7,086,782)
Class I	(9,674,525)		(20,996,466)
Class Z	(4,054,635)		(7,057,695)
Capital Stock Transactions
Net increase	118,735,491		1,386,295,762
Proceeds from regulatory settlement (see Note E)	– 0	–	722,706

Total increase	358,798,200		1,554,672,089
Net Assets
Beginning of period	7,790,331,965		6,235,659,876

End of period (including distributions in excess of net investment income of $(44,244,644) and $(3,393,413), respectively)	$8,149,130,165		$7,790,331,965

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing

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models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively

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the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$2,709,285,273	$47,961,139	#	$2,757,246,412
Governments – Treasuries		– 0	–	1,757,111,479	– 0	–	1,757,111,479
Collateralized Mortgage Obligations		– 0	–	759,757,533	– 0	–	759,757,533
Corporates – Investment Grade		– 0	–	531,496,149	– 0	–	531,496,149
Emerging Markets – Sovereigns		– 0	–	450,495,947	– 0	–	450,495,947
Emerging Markets – Treasuries		– 0	–	431,869,914	– 0	–	431,869,914
Emerging Markets – Corporate Bonds		– 0	–	290,007,115	2,705,593		292,712,708

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3		Total
Bank Loans	$	– 0	–	$199,555,445		$33,210,150	#	$232,765,595
Commercial Mortgage-Backed Securities		– 0	–	19,958,855		120,853,276		140,812,131
Preferred Stocks		31,447,027		62,993,461		21,359,633		115,800,121
Inflation-Linked Securities		– 0	–	87,227,286		12,659,462		99,886,748
Common Stocks		33,225,057		2,936,145		60,280,661	#	96,441,863
Quasi-Sovereigns		– 0	–	44,923,794		– 0	–	44,923,794
Whole Loan Trusts		– 0	–	– 0	–	44,107,365		44,107,365
Local Governments – Regional Bonds		– 0	–	42,480,875		– 0	–	42,480,875
Asset-Backed Securities		– 0	–	6,198,967		18,699,521		24,898,488
Collateralized Loan Obligations		– 0	–	– 0	–	14,784,736		14,784,736
Local Governments – US Municipal Bonds		– 0	–	10,542,943		– 0	–	10,542,943
Governments – Sovereign Bonds		– 0	–	8,891,019		– 0	–	8,891,019
Options Purchased – Calls		– 0	–	4,827,758		– 0	–	4,827,758
Warrants		1,545,601		– 0	–	1,344,081	#	2,889,682
Options Purchased – Puts		– 0	–	2,608,976		– 0	–	2,608,976
Short-Term Investments:
Investment Companies		284,756,833		– 0	–	– 0	–	284,756,833
Governments – Sovereign Bonds		– 0	–	29,087,112		– 0	–	29,087,112
Time Deposits		– 0	–	28,007,242		– 0	–	28,007,242
Corporates – Investment Grade		– 0	–	6,538,295		– 0	–	6,538,295

Total Investments in Securities		350,974,518		7,486,801,583		377,965,617		8,215,741,718
Other Financial Instruments*:
Assets
Futures		2,415,012		1,069,077		– 0	–	3,484,089	†
Forward Currency Exchange Contracts		– 0	–	23,642,212		– 0	–	23,642,212
Centrally Cleared Credit Default Swaps		– 0	–	4,538,373		– 0	–	4,538,373	†
Centrally Cleared Interest Rate Swaps		– 0	–	4,918,070		– 0	–	4,918,070	†
Credit Default Swaps		– 0	–	1,788,901		– 0	–	1,788,901
Total Return Swaps		– 0	–	3,054,641		– 0	–	3,054,641
Variance Swaps		– 0	–	302,021		– 0	–	302,021
Liabilities
Futures		(6,950,216)		– 0	–	– 0	–	(6,950,216	)†
Forward Currency Exchange Contracts		– 0	–	(33,964,785)		– 0	–	(33,964,785)
Put Options Written		– 0	–	(434,802)		– 0	–	(434,802)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Credit Default Swaptions Written	$	– 0	–	$(316,985)	$	– 0	–	$(316,985)
Currency Options Written		– 0	–	(9,661,206)		– 0	–	(9,661,206)
Centrally Cleared Credit Default Swaps		– 0	–	(4,733,033)		– 0	–	(4,733,033)†
Centrally Cleared Interest Rate Swaps		– 0	–	(1,939,105)		– 0	–	(1,939,105)†
Credit Default Swaps		– 0	–	(22,898,843)		– 0	–	(22,898,843)

Total^		$346,439,314		$7,452,166,119		$377,965,617		$8,176,571,050

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations			Emerging Markets - Corporate Bonds		Bank Loans#
Balance as of 10/31/16	$38,539,513			$30,693,761		$1,251,220		$36,930,151
Accrued discounts/ (premiums)	218,051			– 0	–	(119,844)		82,618
Realized gain (loss)	11,967			– 0	–	– 0	–	16,732
Change in unrealized appreciation/ depreciation	(7,456,111)			– 0	–	(6,777,074)		701,845
Purchases	7,926,379			– 0	–	8,351,291		4,148,375
Sales/Paydowns	(6,398,653)			– 0	–	– 0	–	(29,500,515)
Reclassification	– 0	–		– 0	–	– 0	–	– 0	–
Transfers into level 3	15,119,993			– 0	–	– 0	–	21,479,184
Transfers out of level 3	– 0	–		(30,693,761)		– 0	–	(648,240)

Balance as of 4/30/17	$47,961,139		$	– 0	–	$2,705,593		$33,210,150

Net change in unrealized appreciation/ depreciation from investments held as of 4/30/17**	$(7,305,863)		$	– 0	–	$(6,777,074)		$1,103,647

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NOTES TO FINANCIAL STATEMENTS (continued)

	Commercial Mortgage- Backed Securities		Preferred Stocks		Inflation- Linked Securities		Common Stocks#
Balance as of 10/31/16	$135,006,871		$ – 0	–	$11,964,786		$49,234,743
Accrued discounts/ (premiums) .	237,233		– 0	–	13,295		– 0	–
Realized gain (loss)	(193,381)		– 0	–	– 0	–	(1,064,372)
Change in unrealized appreciation/ depreciation	955,171		6,192,628		681,381		2,193,972
Purchases	– 0	–	15,167,005		– 0	–	18,475,760
Sales/Paydowns	(15,152,618)		– 0	–	– 0	–	(8,559,442)
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 4/30/17	$120,853,276		$21,359,633		$12,659,462		$60,280,661

Net change in unrealized appreciation/ depreciation from investments held as of 4/30/17**	$306,296		$6,192,628		$681,381		$2,530,354

	Whole Loan Trusts		Asset-Backed Securities		Collateralized Loan Obligations		Warrants#
Balance as of 10/31/16	$59,778,271		$30,569,026		$ – 0	–	$2,232,953
Accrued discounts/ (premiums)	47,815		180,212		136,747		– 0	–
Realized gain (loss)	(7,843,820)		320,820		– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	1,135,152		(234,303)		1,054,487		540,716
Purchases	1,266,175		– 0	–	– 0	–	– 0	–
Sales/Paydowns	(10,276,228)		(1,254,482)		– 0	–	– 0	–
Reclassification	– 0	–	(10,881,752)		10,881,752		– 0	–
Transfers into level 3	– 0	–	– 0	–	2,711,750		– 0	–
Transfers out of level 3	– 0	–	– 0	–	– 0	–	(1,429,588)

Balance as of 4/30/17	$44,107,365		$18,699,521		$14,784,736		$1,344,081

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17**	$(3,282,420)		$(234,303)		$1,054,487		$540,715

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NOTES TO FINANCIAL STATEMENTS (continued)

	Total
Balance as of 10/31/16	$396,201,295
Accrued discounts/ (premiums)	796,127
Realized gain (loss)	(8,752,054)
Change in unrealized appreciation/ depreciation	(1,012,136)
Purchases	55,334,985
Sales/Paydowns	(71,141,938)
Reclassification	– 0	–
Transfers into level 3	39,310,927
Transfers out of level 3	(32,771,589)

Balance as of 4/30/17	$377,965,617	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17**	$(5,190,152)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2017. Securities priced by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/2017			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$4,927		Projected Cash Flow	Terms of Escrow	$1.80 per $1,000 Principal
Bank Loans	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Common Stocks		$142,155		Market Approach	EBITDA* Projection	$345mm/ N/A
					EBITDA* Multiples	13.3X/ N/A
		$111,055		Market Approach	EBITDA* Projection	$33mm/ N/A
					EBITDA* Multiples	4.6X-6.6X/ 5.6X

$253,210

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 4/30/2017	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$8,082,900	Market Approach	Underlying NAV of the Collateral	$94.91/ N/A
	$7,220,178	Recovery Analysis	Cumulative Loss	<20%/ N/A
	$6,485,168	Discounted Cash Flow	Cash Flow Yield	93.60%/ N/A
			Discount Rate	7.47%/ N/A
	$6,079,540	Recovery Analysis	Delinquency Rate	<4%/ N/A
	$3,603,466	Discounted Cash Flow	Cash Flow Yield	83.89%/ N/A
	$1,732,966	Recovery Analysis	Delinquency Rate	<5% / N/A
			Collateralization	1.1X / N/A
	$417,665	Discounted Cash Flow	Cash Flow Yield	88.20%

$33,621,883

Warrants	$803,366	Option Pricing Model	Exercise Price	$6.64/ N/A
			Expiration Date	June, 2019/ N/A
			EV Volatility %	50%/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Underlying NAV of the Collateral, Collateralization, Exercise Price, Expiration Date, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate, Cumulative Loss, Delinquency Rate, Cash Flow Yield and EV Volatility % in isolation would be expected to result in a significant lower (higher) fair value measurement.

The Committee oversees the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

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fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2017, such fee amounted to $24,251.

During the year ended October 31, 2016, the Adviser reimbursed the Fund in the amount of $7,328 for trading losses incurred due to trade entry errors.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $976,804 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $105,908 from the sale of Class A shares and received $43,844, $316 and $67,604 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2017.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata

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share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2017 such waiver amounted to $214,600. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value October 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2017 (000)	Dividend Income (000)
$437,100	$1,419,752	$1,572,095	$284,757	$431

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $223,027, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,727,433, $16,812,441, $825,266 and $684,643 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,741,879,212	$1,454,635,636
U.S. government securities	982,482,537	935,061,263

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures, swaps, options written and swaptions written) are as follows:

Gross unrealized appreciation	$438,450,629
Gross unrealized depreciation	(348,895,652)

Net unrealized appreciation	$89,554,977

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

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Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the six months ended April 30, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At April 30, 2017 the maximum payment for written put options amounted to $724,088,200. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2017, the Fund held written options for hedging and non-hedging purposes.

During the six months ended April 30, 2017, the Fund held written swaptions for hedging purposes.

During the six months ended April 30, 2017, the Fund held purchased swaptions for hedging purposes.

For the six months ended April 30, 2017, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/16	5,260,451,444		$5,416,155
Options written	184,561,829,568		58,193,864
Options expired	(60,219,925,589)		(38,973,800)
Options bought back	(896,230,744)		(8,926,779)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/17	128,706,124,679		$15,709,440

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For the six months ended April 30, 2017, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/16	$154,320,000		$810,180
Swaptions written	1,725,708,339		8,005,398
Swaptions expired	(1,084,236,339)		(5,034,439)
Swaptions bought back	(715,500,000)		(3,358,602)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/17	$80,292,000		$422,537

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two

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parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference

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obligation with the same counterparty. As of April 30, 2017, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $12,770,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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During the six months ended April 30, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the

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Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$7,333,082	*	Receivable/Payable for variation margin on exchange-traded derivatives	$8,889,321	*

Interest rate contracts	Unrealized appreciation on total return swaps	3,054,641		Unrealized depreciation on total return swaps	– 0	–

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	23,642,212		Unrealized depreciation on forward currency exchange contracts	33,964,785
Foreign exchange contracts	Investments in securities, at value	6,237,950		Options written, at value	9,661,206

Credit contracts	Unrealized appreciation on credit default swaps	1,788,901		Unrealized depreciation on credit default swaps	22,898,843

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,538,373	*	Receivable/Payable for variation margin on exchange-traded derivatives	4,733,033	*

Credit contracts		– 0	–	Swaptions written, at value	316,985

Equity contracts	Unrealized appreciation on variance swaps	302,021		Unrealized depreciation on variance swaps	– 0	–

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Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,069,077	*	Receivable/Payable for variation margin on exchange-traded derivatives	$	– 0	–

Equity contracts	Investment in securities, at value	1,198,784		Options written, at value		434,802

Total		$49,165,041				$80,898,975

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$9,478,354	$4,396,213

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(917,495)	(5,701,875)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	3,477,986	(815,629)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	4,053,971	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	37,950,963	(20,880,263)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	$(10,202,015)	$1,140,623

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	28,844,323	1,619,674

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	21,390,406	(12,349,317)

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	3,594,850	(44,347)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	45,443,341	(155,852)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	3,392,674	888,746

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(8,341,150)	(5,107,282)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,116,624	1,903,925

Total		$141,282,832	$(35,105,384)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2017.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$390,063,108
Average notional amount of sale contracts	$513,855,740
Centrally Cleared Interest Rate Swaps:
Average notional amount	$892,520,687	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$98,484,573
Average notional amount of sale contracts	$304,810,804
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,515,489,675
Average principal amount of sale contracts	$2,361,113,762
Futures:
Average original value of buy contracts	$363,134,024
Average original value of sale contracts	$330,318,067	(b)
Interest Rate Swaps:
Average notional amount	$176,603,048	(c)
Total Return Swaps:
Average notional amount	$296,092,662
Variance Swaps:
Average notional amount	$7,110,218
Purchased Options Contracts:
Average monthly cost	$8,011,019

(a)	Positions were open six months during the reporting period.

(b)	Positions were open two months during the reporting period.

(c)	Position was open one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citibank, N.A **	$114,316	$	– 0	–	$	– 0	–	$	– 0	–	$114,316
Goldman Sachs & Co.**	43,034		– 0	–		– 0	–		– 0	–	43,034
Morgan Stanley & Co. LLC**	657,592		(111,603)			– 0	–		– 0	–	545,989

Total	$814,942		$(111,603)		$	– 0	–	$	– 0	–	$703,339

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$1,129,594	$(952,262)	$	– 0	–	$	– 0	–	$177,332
Bank of America, N.A.	3,522,686	(3,522,686)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	1,480,162	(1,480,162)	– 0	–	– 0	–	– 0	–
BNP Paribas	2,848,505	(2,848,505)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	4,804,917	(4,804,917)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,453,269	(2,453,269)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	4,322,689	(1,490,266)	– 0	–	– 0	–	2,832,423
Goldman Sachs Bank USA/ Goldman Sachs International	6,695,334	(6,695,334)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1,655,588	(24,729)	– 0	–	– 0	–	1,630,859
JPMorgan Chase Bank, N.A.	4,055,271	(4,055,271)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC.	2,463,418	– 0	–	(820,000)	– 0	–	1,643,418
Royal Bank of Scotland PLC	1,053,409	(1,053,409)	– 0	–	– 0	–	– 0	–

Total	$36,484,842	$(29,380,810)	$(820,000)	$	– 0	–	$6,284,032	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$111,603	$(111,603)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$111,603	$(111,603)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$952,262	$(952,262)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, N.A.	4,877,818	(3,522,686)	– 0	–	(459,130)	896,002

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Barclays Bank PLC	$3,158,921	$(1,480,162)	$	– 0	–	$(1,678,759)		$	– 0	–
BNP Paribas	3,304,579	(2,848,505)		– 0	–	(456,074)			– 0	–
Citibank, N.A.	20,557,732	(4,804,917)		– 0	–	(4,794,615)			10,958,200
Credit Suisse International	12,259,298	(2,453,269)		– 0	–	(9,806,029)			– 0	–
Deutsche Bank AG	1,490,266	(1,490,266)		– 0	–	– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	36,460,321	(6,695,334)		– 0	–	(29,764,987)			– 0	–
HSBC Bank USA	24,729	(24,729)		– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, N.A.	6,082,634	(4,055,271)		– 0	–	– 0	–		2,027,363
Royal Bank of Scotland PLC	4,891,014	(1,053,409)		– 0	–	– 0	–		3,837,605

Total	$94,059,574	$(29,380,810)	$	– 0	–	$(46,959,594)			$17,719,170	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty. See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2017, the average amount of reverse repurchase agreements outstanding was $101,788,251 and the daily weighted average interest rate was (0.79)%. During the period, the Fund received net interest payments from counterparties. At April 30, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $126,139,270 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$75,796,710	$(75,796,710)	$	– 0	–
Credit Suisse Securities (USA) LLC.	17,236,969	(17,236,969)		– 0	–
Merrill Lynch, Pierce, Fenner & Smith Inc.	20,598,308	(20,598,308)		– 0	–
ING Financial Markets LLC	3,845,587	(3,845,587)		– 0	–
Deutsche Bank Securities Inc.	2,159,524	(2,159,524)		– 0	–
Jefferies & Company, Inc.	3,810,780	(3,810,780)		– 0	–
JPMorgan Chase Bank, N.A.	2,691,392	(2,691,392)		– 0	–

Total	$126,139,270	$(126,139,270)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional

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investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2017, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Flexpath WH I LLC, Series B3, 9/1/17	$ 1,069,909

As of April 30, 2017, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2017, the Fund received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	36,684,278	92,509,470	$320,355,341	$764,584,475

Shares issued in reinvestment of dividends	4,467,091	10,267,961	39,030,928	84,864,368

Shares converted from Class B	37,834	135,615	330,094	1,123,802

Shares redeemed	(66,432,217)	(106,865,022)	(579,061,501)	(882,893,379)

Net decrease	(25,243,014)	(3,951,976)	$(219,345,138)	$(32,320,734)

Class B
Shares sold	11,508	26,545	$101,198	$221,766

Shares issued in reinvestment of dividends	6,247	19,289	55,037	160,177

Shares converted to Class A	(37,490)	(134,395)	(330,094)	(1,123,801)

Shares redeemed	(18,298)	(55,551)	(161,951)	(467,337)

Net decrease	(38,033)	(144,112)	$(335,810)	$(1,209,195)

Class C
Shares sold	9,697,718	30,428,390	$85,666,569	$255,668,922

Shares issued in reinvestment of dividends	2,357,477	5,584,459	20,840,298	46,633,880

Shares redeemed	(18,963,618)	(36,888,329)	(167,498,648)	(307,146,600)

Net decrease	(6,908,423)	(875,480)	$(60,991,781)	$(4,843,798)

Advisor Class
Shares sold	153,356,378	289,929,303	$1,342,438,966	$2,399,740,979

Shares issued in reinvestment of dividends	8,199,983	14,636,190	71,819,164	121,956,110

Shares redeemed	(121,162,214)	(140,062,836)	(1,053,303,801)	(1,156,766,613)

Net increase	40,394,147	164,502,657	$360,954,329	$1,364,930,476

Class R
Shares sold	1,384,775	3,805,845	$12,092,807	$31,214,630

Shares issued in reinvestment of dividends	293,670	674,021	2,566,047	5,565,632

Shares redeemed	(1,648,017)	(3,574,022)	(14,386,740)	(29,857,922)

Net increase	30,428	905,844	$272,114	$6,922,340

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	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class K
Shares sold	2,277,847	2,492,200	$19,993,803	$20,729,172

Shares issued in reinvestment of dividends	395,072	855,500	3,454,203	7,069,521

Shares redeemed	(1,465,722)	(2,206,560)	(12,738,766)	(18,374,792)

Net increase	1,207,197	1,141,140	$10,709,240	$9,423,901

Class I
Shares sold	2,999,171	9,768,594	$26,245,906	$79,219,657

Shares issued in reinvestment of dividends	1,029,394	2,315,904	9,013,474	19,168,128

Shares redeemed	(4,128,577)	(10,681,656)	(35,928,936)	(88,488,832)

Net increase (decrease)	(100,012)	1,402,842	$(669,556)	$9,898,953

Class Z
Shares sold	3,986,654	9,472,128	$35,093,508	$79,652,387

Shares issued in reinvestment of dividends	462,575	850,531	4,054,144	7,041,249

Shares redeemed	(1,257,865)	(6,447,045)	(11,005,559)	(53,199,817)

Net increase	3,191,364	3,875,614	$28,142,093	$33,493,819

For the year ended October 31, 2016, the Fund received proceeds of $722,706 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly

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NOTES TO FINANCIAL STATEMENTS (continued)

known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing

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money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund Shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2017.

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NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$463,005,853		$474,509,861
Long-term capital gains	– 0	–	54,743,821

Total taxable distributions paid	$463,005,853		$529,253,682

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$35,013,890
Accumulated capital and other losses	(148,861,647	)(a)
Unrealized appreciation/(depreciation)	(99,402,440	)(b)

Total accumulated earnings/(deficit)	$(213,250,197	)(c)

(a)	As of October 31, 2016, the Fund had a net capital loss carryforward of $148,861,647.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net short-term capital loss carryforward of $34,048,746 and a net long-term capital loss carryforward of $114,812,901 which may be carried forward for an indefinite period.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.

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Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.65		$ 8.50		$ 9.40		$ 9.53		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.23	(b)	.48	(b)	.51		.55		.60		.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.27		(.69)		(.03)		.20		.70
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55		.75		(.18)		.52		.80		1.26

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.60)		(.64)		(.60)		(.65)		(.61)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.28)		(.60)		(.72)		(.65)		(.65)		(.61)

Net asset value, end of period	$ 8.92		$ 8.65		$ 8.50		$ 9.40		$ 9.53		$ 9.38

Total Return
Total investment return based on net asset value(d)	6.43	%*	9.41	%*	(1.98)%		5.62%		8.78	%†	15.03	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,901,383		$2,061,177		$2,059,111		$2,320,748		$2,587,763		$2,464,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.80	%(g)	.84%		.90%		.89%		.90%		.91%
Expenses, before waivers/reimbursements(e)(f)	.80	%(g)	.85%		.90%		.89%		.90%		.91%
Net investment income	5.30	%(b)(g)	5.75	%(b)	5.77%		5.80%		6.25%		6.22%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.72		$ 8.57		$ 9.49		$ 9.62		$ 9.46		$ 8.80

Income From Investment Operations
Net investment income(a)	.20	(b)	.42	(b)	.45		.48		.53		.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.26		(.71)		(.03)		.21		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52		.68		(.26)		.45		.74		1.21

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.53)		(.58)		(.53)		(.58)		(.55)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.24)		(.53)		(.66)		(.58)		(.58)		(.55)

Net asset value, end of period	$ 9.00		$ 8.72		$ 8.57		$ 9.49		$ 9.62		$ 9.46

Total Return
Total investment return based on net asset value(d)	6.08	%*	8.48	%*	(2.89)%		4.82%		8.06	%†	14.26	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,089		$2,357		$3,551		$7,526		$13,008		$19,591
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.58	%(g)	1.63%		1.63%		1.60%		1.61%		1.64%
Expenses, before waivers/reimbursements(e)(f)	1.58	%(g)	1.63%		1.63%		1.60%		1.61%		1.64%
Net investment income	4.47	%(b)(g)	5.01	%(b)	4.95%		5.05%		5.50%		5.51%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

abfunds.com	AB HIGH INCOME FUND | 137

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.75		$ 8.60		$ 9.51		$ 9.64		$ 9.48		$ 8.83

Income From Investment Operations
Net investment income(a)	.20	(b)	.42	(b)	.45		.48		.53		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.27		(.70)		(.03)		.21		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52		.69		(.25)		.45		.74		1.20

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.54)		(.58)		(.53)		(.58)		(.55)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.24)		(.54)		(.66)		(.58)		(.58)		(.55)

Net asset value, end of period	$ 9.03		$ 8.75		$ 8.60		$ 9.51		$ 9.64		$ 9.48

Total Return
Total investment return based on net asset value(d)	6.08	%*	8.50	%*	(2.74)%		4.82%		8.04	%†	14.05	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,277,231		$1,298,312		$1,283,192		$1,504,398		$1,379,727		$1,213,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.54	%(g)	1.58%		1.60%		1.58%		1.60%		1.61%
Expenses, before waivers/reimbursements(e)(f)	1.55	%(g)	1.58%		1.60%		1.58%		1.60%		1.61%
Net investment income	4.49	%(b)(g)	4.94	%(b)	5.00%		5.03%		5.48%		5.42%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

138 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39		$ 8.74

Income From Investment Operations
Net investment income(a)	.24	(b)	.49	(b)	.54		.58		.62		.58
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.28		(.70)		(.03)		.22		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		.77		(.16)		.55		.84		1.29

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.62)		(.67)		(.63)		(.68)		(.64)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.29)		(.62)		(.75)		(.68)		(.68)		(.64)

Net asset value, end of period	$ 8.93		$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Total Return
Total investment return based on net asset value(d)	6.55	%*	9.69	%*	(1.78)%		5.93%		9.23	%†	15.37	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,310,265		$3,828,042		$2,362,066		$2,473,475		$1,754,585		$1,346,510
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.55	%(g)	.58%		.60%		.58%		.61%		.60%
Expenses, before waivers/reimbursements(e)(f)	.55	%(g)	.58%		.60%		.58%		.61%		.60%
Net investment income	5.54	%(b)(g)	5.87	%(b)	6.05%		6.06%		6.54%		6.46%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

abfunds.com	AB HIGH INCOME FUND | 139

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.64		$ 8.49		$ 9.40		$ 9.53		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.21	(b)	.45	(b)	.48		.52		.56		.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.27		(.70)		(.03)		.21		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.54		.72		(.22)		.49		.77		1.24

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.57)		(.61)		(.57)		(.62)		(.59)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.26)		(.57)		(.69)		(.62)		(.62)		(.59)

Net asset value, end of period	$ 8.92		$ 8.64		$ 8.49		$ 9.40		$ 9.53		$ 9.38

Total Return
Total investment return based on net asset value(d)	6.35	%*	9.01	%*	(2.44)%		5.27%		8.42	%†	14.66	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,061		$86,059		$76,876		$77,706		$65,429		$46,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.19	%(g)	1.22%		1.27%		1.23%		1.25%		1.24%
Expenses, before waivers/reimbursements(e)(f)	1.20	%(g)	1.22%		1.27%		1.23%		1.25%		1.26%
Net investment income	4.92	%(b)(g)	5.39	%(b)	5.41%		5.46%		5.92%		5.87%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.65		$ 8.50		$ 9.41		$ 9.54		$ 9.38		$ 8.73

Income From Investment Operations
Net investment income(a)	.23	(b)	.48	(b)	.51		.55		.60		.55	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31		.27		(.70)		(.03)		.22		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.54		.75		(.19)		.52		.82		1.26

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.60)		(.64)		(.60)		(.66)		(.61)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.27)		(.60)		(.72)		(.65)		(.66)		(.61)

Net asset value, end of period	$ 8.92		$ 8.65		$ 8.50		$ 9.41		$ 9.54		$ 9.38

Total Return
Total investment return based on net asset value(d)	6.39	%*	9.41	%*	(2.12)%		5.63%		8.93	%†	15.02	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,000		$106,841		$95,294		$83,634		$52,132		$19,161
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.87	%(g)	.85%		.94%		.88%		.89%		.91%
Expenses, before waivers/reimbursements(e)(f)	.87	%(g)	.85%		.94%		.88%		.89%		.93%
Net investment income	5.24	%(b)(g)	5.75	%(b)	5.74%		5.79%		6.28%		6.09%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See footnote summary on pages 144-145.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39		$ 8.74

Income From Investment Operations
Net investment income(a)	.24	(b)	.50	(b)	.54		.58		.63		.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.28		(.70)		(.03)		.22		.71
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		.78		(.16)		.55		.85		1.30

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.63)		(.67)		(.63)		(.69)		(.65)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–	– 0	–

Total dividends and distributions	(.29)		(.63)		(.75)		(.68)		(.69)		(.65)

Net asset value, end of period	$ 8.93		$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.39

Total Return
Total investment return based on net asset value(d)	6.57	%*	9.74	%*	(1.74)%		5.97%		9.30	%†	15.42	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$303,154		$294,693		$277,654		$114,598		$104,128		$66,608
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.52	%(g)	.53%		.54%		.54%		.53%		.56%
Expenses, before waivers/reimbursements(e)(f)	.53	%(g)	.53%		.54%		.54%		.53%		.56%
Net investment income	5.58	%(b)(g)	6.06	%(b)	6.11%		6.08%		6.61%		6.55%
Portfolio turnover rate	32%		45%		53%		38%		38%		42%

See	footnote summary on pages 144-145.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,						October 15, 2013(h) to October 31, 2013
			2016		2015		2014

Net asset value, beginning of period	$ 8.66		$ 8.51		$ 9.42		$ 9.55		$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.24	(b)	.50	(b)	.55		.58		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.28		(.71)		(.03)		.17
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–
Capital Contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		.78		(.16)		.55		.15

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.63)		(.67)		(.63)		(.03)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.08)		(.05)		– 0	–

Total dividends and distributions	(.29)		(.63)		(.75)		(.68)		(.03)

Net asset value, end of period	$ 8.93		$ 8.66		$ 8.51		$ 9.42		$ 9.55

Total Return
Total investment return based on net asset value(d)	6.58	%*	9.76	%*	(1.72)%		6.00%		1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,947		$112,852		$77,916		$47,059		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.49	%(g)	.51%		.53%		.52%		.56	%(g)
Expenses, before waivers/reimbursements(e)(f)	.49	%(g)	.51%		.53%		.52%		.56	%(g)
Net investment income (loss)	5.61	%(b)(g)	6.07	%(b)	6.15%		6.13%		(3.74	)%(g)
Portfolio turnover rate	32%		45%		53%		38%		38%

See footnote summary on pages 144-145.

abfunds.com	AB HIGH INCOME FUND | 143

FINANCIAL HIGHLIGHTS (continued)

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017, such waiver amounted to 0.01% annualized for the Fund.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
		2016	2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.79%	.84%	.88%	.88%	.90%	.90%
Before waivers/reimbursements	.80%	.85%	.88%	.88%	.90%	.90%
Class B
Net of waivers/reimbursements	1.57%	1.63%	1.61%	1.60%	1.61%	1.64%
Before waivers/reimbursements	1.58%	1.63%	1.61%	1.60%	1.61%	1.64%
Class C
Net of waivers/reimbursements	1.54%	1.58%	1.58%	1.58%	1.60%	1.60%
Before waivers/reimbursements	1.55%	1.58%	1.58%	1.58%	1.60%	1.60%
Advisor Class
Net of waivers/reimbursements	.54%	.58%	.58%	.58%	.60%	.60%
Before waivers/reimbursements	.55%	.58%	.58%	.58%	.60%	.60%
Class R
Net of waivers/reimbursements	1.19%	1.22%	1.25%	1.23%	1.25%	1.24%
Before waivers/reimbursements	1.20%	1.22%	1.25%	1.23%	1.25%	1.26%
Class K
Net of waivers/reimbursements	.86%	.85%	.92%	.88%	.89%	.91%
Before waivers/reimbursements	.87%	.85%	.92%	.88%	.89%	.93%
Class I
Net of waivers/reimbursements	.52%	.53%	.52%	.54%	.53%	.56%
Before waivers/reimbursements	.52%	.53%	.52%	.54%	.53%	.56%

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,			October 15, 2013(h) to October 31, 2013
		2016	2015	2014

Class Z
Net of waivers/reimbursements	.48%	.51%	.51%	.51%	.56	%(g)
Before waivers/reimbursements	.49%	.51%	.51%	.51%	.56	%(g)

144 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

(g)	Annualized.

(h)	Commencement of distribution.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the six months ended April 30, 2017 and the year ended October 31, 2012 by 0.01% and 0.06%, respectively.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 145

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Carol C. McMullen(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

abfunds.com	AB HIGH INCOME FUND | 147

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may,

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in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at

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which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0417

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: June 26, 2017